                                                                    EXHIBIT 10.9




                                     MASTER
                                 LEASE AGREEMENT




                             DATED AS OF MAY 7, 1999

                                     BETWEEN



                 JAMESON INNS, INC., SIGNATURE PROPERTIES, LLC,
                     SIGNATURE PROPERTIES OF ILLINOIS, L.P.,
                              SIE CORPORATION, AND
                           SI SPRINGFIELD CORPORATION
                                  COLLECTIVELY,


                                    AS LESSOR

                                       AND


                           JAMESON HOSPITALITY, L.L.C.



                                    AS LESSEE

                                TABLE OF CONTENTS

SECTION                                                                     Page
ARTICLE  I.....................................................................1
         1.1      Leased Property..............................................1
         1.2      Term.........................................................2

ARTICLE  II....................................................................3
         Definitions...........................................................3

ARTICLE  III..................................................................10
         3.1      Rent........................................................10
         3.2      Payment of Percentage Rent..................................12
         3.3      Confirmation of Percentage Rent.............................13
         3.4      Additional Charges..........................................13
         3.5      Net Lease Provision.........................................14
         3.6      Conversion of Property......................................14

ARTICLE  IV...................................................................14
         4.1      Payment of Impositions......................................14
         4.2      Notice of Impositions.......................................15
         4.3      Adjustment of Impositions...................................15
         4.4      Utility Charges.............................................16
         4.5      Insurance Premiums..........................................16

ARTICLE  V....................................................................16
         5.1      No Termination, Abatement, etc..............................16
         5.2      Abatement Procedures........................................16

ARTICLE  VI...................................................................17
         6.1      Ownership of the Leased Property............................17
         6.2      Lessee's Personal Property..................................17
         6.3      Lessor's Lien...............................................17

ARTICLE  VII..................................................................17
         7.1      Condition of the Leased Property............................17
         7.2      Use of the Leased Property..................................18
         7.3      Lessor to Grant Easements, etc..............................19

ARTICLE  VIII.................................................................20
         8.1      Compliance with Legal and Insurance Requirements, etc.......20
         8.2      Legal Requirement Covenants.................................20
         8.3      Environmental Covenants.....................................20

SECTION                                                                     Page
ARTICLE  IX...................................................................23
         9.1      Maintenance and Repair......................................23
         9.2      Encroachments, Restrictions, etc............................24

ARTICLE  X....................................................................24
         10.1     Alterations.................................................24
         10.2     Salvage.....................................................25
         10.3     Joint Use Agreements........................................25

ARTICLE  XI...................................................................25
         Liens    ............................................................25

ARTICLE  XII..................................................................26
         Permitted Contests...................................................26

ARTICLE  XIII.................................................................27
         13.1     General Insurance Requirements..............................27
         13.2     Replacement Cost............................................28
         13.3     Waiver of Subrogation.......................................28
         13.5     Increase in Limits..........................................28
         13.6     Blanket Policy..............................................29
         13.7     No Separate Insurance.......................................29

ARTICLE  XIV..................................................................29
         14.1     Insurance Proceeds..........................................29
         14.2     Reconstruction in the Event of Damage or Destruction........29
         14.3     Lessee's Property...........................................30
         14.4     Non-Abatement of Rent.......................................30
         14.5     Damage Near End of Term.....................................30
         14.6     Waiver......................................................30

ARTICLE  XV...................................................................30
         15.1     Definitions.................................................30
         15.2     Parties' Rights and Obligations.............................31
         15.3     Total Taking................................................31
         15.4     Allocation of Award.........................................31
         15.5     Partial Taking..............................................31
         15.6     Temporary Taking............................................31

ARTICLE  XVI..................................................................32
         16.1     Events of Default...........................................32
         16.2     Surrender...................................................33
         16.3     Damages.....................................................33
         16.4     Waiver......................................................34
         16.5     Application of Funds........................................35

SECTION                                                                     Page
ARTICLE  XVII.................................................................35
         Lessor's Right to Cure Lessee's Default..............................35

ARTICLE  XVIII................................................................35
         18.1     Personal Property Limitation................................35
         18.2     Sublease Rent Limitation....................................35
         18.3     Sublease Tenant Limitation..................................35
         18.4     Lessee Ownership Limitation.................................36

ARTICLE  XIX..................................................................36
         Holding Over.........................................................36

ARTICLE  XX...................................................................36
         Risk of Loss.........................................................36

ARTICLE  XXI..................................................................36
         Indemnification......................................................36

ARTICLE  XXII.................................................................37
         22.1     Subletting and Assignment...................................37
         22.2     Attornment..................................................38

ARTICLE  XXIII................................................................38
         Officer's Certificates; Financial Statements; Lessor's
         Estoppel Certificates and Covenants..................................38

ARTICLE  XXIV.................................................................39
         Lessor's Right to Inspect............................................39

ARTICLE  XXV..................................................................40
         No Waiver............................................................40

ARTICLE  XXVI.................................................................40
         Remedies Cumulative..................................................40

ARTICLE  XXVII................................................................40
         Acceptance of Surrender..............................................40

ARTICLE  XXVIII...............................................................40
         No Merger of Title...................................................40

ARTICLE  XXIX.................................................................40
         Conveyance by Lessor.................................................40

SECTION                                                                     Page
ARTICLE  XXX..................................................................41
         Quiet Enjoyment......................................................41

ARTICLE  XXXI.................................................................41
         Notices  ............................................................41

ARTICLE  XXXII................................................................41
         32.1     Lessor May Grant Liens......................................41
         32.2     Lessee's Right to Cure......................................42
         32.3     Breach by Lessor............................................42

ARTICLE  XXXIII...............................................................43
         33.1     Miscellaneous...............................................43
         33.2     Transfer of Licenses........................................43
         33.3     Waiver of Presentment, etc..................................43

ARTICLE  XXXIV................................................................43
         Memorandum of Lease..................................................43

ARTICLE  XXXV.................................................................44
         Lessor's Option to Purchase Assets of Lessee.........................44

ARTICLE  XXXVI................................................................44
         Lessor's Option to Terminate Lease...................................44

ARTICLE  XXXVII...............................................................45
         Furniture, Fixture and Equipment Reserve.............................45

ARTICLE XXXVIII...............................................................45
         38.1     Trademark...................................................45
         38.2     Protection of Trademark.....................................45

EXHIBIT A -  Description of Leased Property

EXHIBIT B -  Form of Supplement adding hotel property to Leased Properties

EXHIBIT C -  Form of Supplement releasing one or more Individual Leased
             Properties from the Lease

                             MASTER LEASE AGREEMENT

         THIS MASTER LEASE AGREEMENT (hereinafter called "Lease"), made as of the 7th day of May, 1999, by and between Jameson Inns, Inc., a Georgia corporation; Signature Properties, LLC, a Kentucky limited liability company; Signature Properties of Illinois, L.P., an Illinois limited partnership; SIE Corporation, an Indiana corporation; and SI Springfield corporation, an Illinois corporation (hereinafter collectively called "Lessor"), and Jameson Hospitality, LLC, a Georgia limited liability company (hereinafter called "Lessee"), provides as follows:

                                    RECITALS:

         Lessor owns the "Leased Property" (as hereinafter defined) which at the date hereof consists of 25 operating hotel properties and may, in the future, consist of additional or substituted hotel properties.

         In furtherance of the purposes described herein, Lessor and Lessee wish to enter into this Lease.

         NOW, THEREFORE, Lessor, in consideration of the payment of rent by Lessee to Lessor, the covenants and agreements to be performed by Lessee, and upon the terms and conditions hereinafter stated, does hereby rent and lease unto Lessee, and Lessee does hereby rent and lease from Lessor, the Leased Property.


                                    ARTICLE I

         1.1 LEASED PROPERTY. The "Leased Property" is comprised of Lessor's interest in the following:

                  (1) the parcels of land or ground leasehold interest described in Exhibit "A" attached hereto and by reference incorporated herein (the "Land");

                  (2) all buildings, structures and other improvements of every kind including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and offsite), parking areas and roadways appurtenant to such buildings and structures presently situated upon the Land (collectively, the "Leased Improvements");

                  (3) all easements, rights and appurtenances relating to the Land and the Leased Improvements;

                  (4) all equipment, machinery, fixtures, and other items of property required or incidental to the use of the Leased Improvements as a hotel, including all components thereof, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which to the greatest extent permitted by law are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto (collectively, the "Fixtures");

                  (5) all furniture and furnishings and all other items of personal property (excluding Inventory and personal property owned by Lessee) located on and used in connection with the operation of the Leased Improvements as a hotel, together with all replacements, modifications, alterations and additions thereto; and

                  (6) all existing leases of space within the Leased Property (including any security deposits or collateral held by Lessor pursuant thereto).

The land; improvements; related easements, rights and appurtenances; fixtures, furniture and furnishings and related facilities comprising one or more additional hotel properties may become Leased Property hereunder by virtue of the execution and delivery by the parties hereto of a supplement to this Lease in the form attached hereto as Exhibit B. Any of the foregoing comprising the Leased Property attributable to any hotel property which is subject hereto may be released from the provisions hereof and eliminated from the definition of Leased Property hereunder by the execution and delivery by the parties hereto of a supplement to this Lease in the form attached hereto as Exhibit C. As used herein, the term Leased Property shall, unless the context clearly requires to the contrary, mean all of the hotel properties comprising the Leased Property collectively and each hotel property individually, and an "Individual Leased Property" shall refer to a single specific hotel property which is subject to the terms of this Lease. Lessor and Lessee acknowledge, covenant and agree that, notwithstanding the fact that the Leased Property is comprised of a number of Individual Leased Properties, this Lease shall be severable as to each respective Individual Leased Property such that (except as may now or hereafter otherwise be set forth in this Lease) any termination of this Lease as to one Individual Leased Property (including, by way of illustration and not limitation, termination arising by reason of a foreclosure of an Encumbrance affecting an Individual Leased Property) shall not result in a termination of this Lease as to any other Individual Leased Property.


THE LEASED PROPERTY IS DEMISED IN ITS PRESENT CONDITION WITHOUT REPRESENTATION OR WARRANTY (EXPRESSED OR IMPLIED) BY LESSOR AND SUBJECT TO THE RIGHTS OF PARTIES IN POSSESSION, AND TO THE EXISTING STATE OF TITLE INCLUDING ALL COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND OTHER MATTERS OF RECORD INCLUDING ALL APPLICABLE LEGAL REQUIREMENTS, THE LIEN OF FINANCING INSTRUMENTS, MORTGAGES, DEEDS OF TRUST AND SECURITY DEEDS, AND INCLUDING OTHER MATTERS WHICH WOULD BE DISCLOSED BY AN INSPECTION OF THE LEASED PROPERTY OR BY AN ACCURATE SURVEY THEREOF.

         1.2 TERM. The term of the Lease (the "Term") shall commence on May 7, 1999 (the "Commencement Date"), and shall end on December 31, 2012, unless sooner terminated in accordance with the provisions hereof.

                                   ARTICLE II

         DEFINITIONS. For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined in this article have the meanings assigned to them in this Article and include the plural as well as the singular, (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as are at the time applicable, (c) all references in this Lease to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease and (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision:

         Additional Charges: As defined in Section 3.4.

         Affiliate: As used in this Lease the term "Affiliate" of a person shall mean (a) any person that, directly or indirectly, controls or is controlled by or is under common control with such person, (b) any other person that owns, beneficially, directly or indirectly, five percent or more of the outstanding capital stock, shares or equity interests of such person, or (c) any officer, director, employee, partner or trustee of such person or any person controlling, controlled by or under common control with such person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such person). The term "person" means and includes individuals, corporations, general and limited partnerships, stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other entities and governments and agencies and political subdivisions thereof. For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, through the ownership, direct or indirect, of voting securities, partnership interests or other equity interests.

         Average Daily Per Room Revenues: As Defined in Section 3.1(2)

         Award: As defined in Section 15.1(3).

         Base Rate: The rate of interest announced publicly by NationsBank, N.A., in Atlanta, Georgia, from time to time, as such bank's base rate. If no such rate is announced or becomes discontinued, then such other rate as Lessor may reasonably designate.

         Base Rent: As defined in Section 3.1(1).

         Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which national banks in the City of New York, New York, or in the municipality wherein the Leased Property is located are closed.

         CERCLA: The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         Code: The Internal Revenue Code of 1986, as amended.

         Commencement Date: As defined in Section 1.2.

         Condemnation, Condemnor: As defined in Section 15.1.

         Consolidated Financials: For any fiscal year or other accounting period for Lessee and its consolidated Subsidiaries, statements of earnings and retained earnings and of changes in financial position for such period and for the period from the beginning of the respective fiscal year to the end of such period and the related balance sheet as at the end of such period, together with the notes thereto, all in reasonable detail and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, and prepared in accordance with generally accepted accounting principles and for those Consolidated Financials covering at or as of the end of a Fiscal Year.

         Consolidated Net Worth: At any time, the sum of the following for Lessee and any consolidated Subsidiaries, on a consolidated basis determined in accordance with generally accepted accounting principles:

                  (a) the amount of capital or stated capital (after deducting the cost of any shares held in its treasury), plus

                  (b) the amount of capital surplus and retained earnings (or, in the case of a capital or retained earnings deficit, minus the amount of such deficit), minus

                  (c) the sum of the following (without duplication of deductions with respect to items already deducted in arriving at surplus and retained earnings): (1) unamortized debt discount and expense; and (2) any write-up in the book value of assets resulting from a revaluation thereof subsequent to the most recent Consolidated Financials prior to the date thereof, except any net write-up in value of foreign currency in accordance with generally accepted accounting principles.

         Date of Taking: As defined in Section 15.

         Encumbrance: As defined in Section 32.1.

         Environmental Authority: Any department, agency or other body or component of any Government that exercises any form of jurisdiction or authority under any Environmental Law.

         Environmental Authorization: Any license, permit, order, approval, consent, notice, registration, filing or other form of permission or authorization required under any Environmental Law.

         Environmental Laws: All applicable federal, state, local and foreign laws and regulations relating to pollution of the environment (including without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including without limitation laws and regulations relating to emissions, discharges, Releases or threatened Releases of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. Environmental Laws include but are not limited to CERCLA, FIFRA, RCRA, SARA and TSCA.

         Environmental Liabilities: Any and all obligations to pay the amount of any judgment or settlement, the cost of complying with any settlement, judgment or order for injunctive or other equitable relief, the cost of compliance or corrective action in response to any notice, demand or request from an Environmental Authority, the amount of any civil penalty or criminal fine, and any court costs and reasonable amounts for attorney's fees, fees for witnesses and experts, and costs of investigation and preparation for defense of any claim or any Proceeding, regardless of whether such Proceeding is threatened, pending or completed, that may be or have been asserted against or imposed upon Lessor, Lessee, any Predecessor, any Leased Property or any property used therein and arising out of:

                  (a) Failure of Lessee, any Predecessor or any Leased Property to comply at any time with all Environmental Laws;

                  (b) Presence of any Hazardous Materials on, in, under, at or in any way affecting any Leased Property;

                  (c) A Release at any time of any Hazardous Materials on, in, at, under or in any way affecting the Leased Property or any adjacent site or facility;

                  (d) Identification of Lessee, or any Predecessor as a potentially responsible party under CERCLA or under any Environmental Law similar to CERCLA;

                  (e) Presence at any time of any above-ground and/or underground storage tanks, as defined in RCRA or in any applicable Environmental Law on, in, at or under any Leased Property or any adjacent site or facility; or

                  (f) Any and all claims for injury or damage to persons or property arising out of exposure to Hazardous Materials originating or located at any Leased Property, or resulting from operation thereof or any adjoining property.

         Event of Default: As defined in Section 16.1.

         Facility: Each hotel and/or other facility offering lodging and other services or amenities being operated or proposed to be operated on an Individual Leased Property.

         FIFRA: The Federal Insecticide, Fungicide, and Rodenticide Act, as amended.

         Fiscal Year: The 12-month period from January 1 to December 31.

         Fixtures: As defined in Section 1.1.

         Government: The United States of America, any state, district, territory, county, parish, city, town or other political division thereof, any foreign nation, any state, district, department, territory or other political division thereof, or any political subdivision of any of the foregoing.

         Hazardous Materials: All chemicals, pollutants, contaminants, wastes and toxic substances, including without limitation:

                  (a) Solid or hazardous waste, as defined in RCRA or in any Environmental Law;

                  (b) Hazardous substances, as defined in CERCLA or in any Environmental Law;

                  (c) Toxic substances, as defined in TSCA or in any Environmental Law;

                  (d) Insecticides, fungicides, or rodenticides, as defined in FIFRA or in any Environmental Law; and

                  (e) Gasoline or any other petroleum product or byproduct, polychlorinated biphenols, asbestos and urea formaldehyde.

         Impositions: Collectively, all taxes (including, without limitation, all ad valorem, sales and use, single business, gross receipts, transaction privilege, rent or similar taxes as the same relate to or are imposed upon Lessee or its business conducted upon the Leased Property), assessments (including, without limitation, all assessments for public improvements or benefit, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term), ground rents, water, sewer or other rents and charges, excises, tax inspection, authorization and similar fees and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or the business conducted thereon by Lessee (including all interest and penalties thereon caused by any failure in payment by Lessee), which at any time prior to, during or with respect to the Term hereof may be assessed or imposed on or with respect to or be a lien upon (a) any Leased Property, or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (b) any occupancy, operation, use or possession of, or sales from, or activity conducted on or in connection with any Leased Property, or the leasing or use of any Leased Property or any part thereof by Lessee. Nothing contained in this definition of Impositions shall be construed to require Lessee to pay (1) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor or any other person, or (2) any net revenue tax of Lessor or any other person, or
(3) any tax
imposed with respect to the sale, exchange or other disposition by Lessor of any Leased Property or the proceeds thereof, or (4) any single business, gross receipts (other than a tax on any rent received by Lessor from Lessee), transaction, privilege or similar taxes as the same relate to or are imposed upon Lessor, except to the extent that any tax, assessment, tax levy, or charge that Lessee is obligated to pay pursuant to the first sentence of this definition and that is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in any of clauses (1) through (4) is levied, assessed or imposed expressly in lieu thereof.

         Indemnified Environmental Liability: An Environmental Liability for which indemnification is provided in Section 8.3.

         Indemnified Party: Either of a Lessee Indemnified Party or a Lessor Indemnified Party.

         Indemnifying Party: Any party obligated to indemnify an Indemnified Party pursuant to Section 8.3.

         Individual Leased Property: As defined in Section 1.1. Any reference in this Lease to the Leased Property or any portion or part thereof shall mean all of the Leased Property, one or more Individual Leased Properties or any portion or part of, or interest in, any Individual Leased Property.

         Initial Per Room Revenues Amount:  As defined in Section 3.1(2).

         Insurance Requirements: All terms of any insurance policy required by this Lease and all requirements of the issuer of any such policy.

         Inventory: All "Inventories of Merchandise" and "Inventories of Supplies" as defined in the Uniform System.

         Land: As defined in Article I.

         Lease:  This Lease.

         Leased Improvements; Leased Property: Each as defined in Section 1.1.

         Legal Requirements: All federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting either any of the Leased Property or the maintenance, construction, use or alteration thereof (whether by Lessee or otherwise), whether or not hereafter enacted and in force, including (a) all laws, rules or regulations pertaining to the environment, occupational health and safety and public health, safety or welfare, and (b) any laws, rules or regulations that may (1) require repairs, modifications or alterations in or to any Leased Property or (2) in any way adversely affect the use and enjoyment thereof; and all permits, licenses and authorizations and regulations relating thereto and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Lessee (other than encumbrances created by Lessor without the consent of Lessee), at any time in force affecting any Leased Property.

         Lessee: The Lessee designated in this Lease and its respective permitted successors and assigns.

         Lessee Indemnified Party: Lessee, any Affiliate of Lessee, any other Person against whom any Indemnified Environmental Liability may be asserted as a result of a direct or indirect ownership interest (including a stockholder's interest) in Lessee, the officers, directors, stockholders, employees, agents and representatives of any corporate Indemnified Party, and the respective heirs, personal representatives, successors and assigns of any Indemnified Party.

         Lessee's Personal Property: As defined in Section 6.2.

         Lessor: The parties who are collectively designated Lessor on this Lease and their respective successors and assigns. For purposes of this Lease, each reference to Lessor shall mean the party or parties who own the specific hotel property or properties being referred to unless the context clearly requires the contrary. Each party designated as a Lessor shall be (i) liable and responsible for the obligations, duties and responsibilities of the Lessor hereunder only with respect to and to the extent that such obligations, duties and responsibilities are required or imposed with respect to the specific hotel properties owned by such party which comprise part of the Leased Property, and
(ii) entitled to the rights, benefits and interests of the Lessor hereunder only with respect to such specific hotel properties; provided, however, that Signature Inns, Inc. (and its successor or assign) shall be jointly and severally liable with each other party comprising the Lessor for the obligations, duties and responsibilities of that party hereunder as a Lessor.

         Lessor Indemnified Party: Lessor, any Affiliate of Lessor, any other Person against whom any Indemnified Environmental Liability may be asserted as a result of a direct or indirect ownership interest (including a stockholder's interest) in Lessor, the officers, directors, stockholders, employees, agents and representatives of any corporate Indemnified Party, and the respective heirs, personal representatives, successors and assigns of any Indemnified Party.

         Notice: A notice given pursuant to Article XXXI.

         Officer's Certificate: A certificate of Lessee signed by the chief financial officer or another officer authorized so to sign by the board of directors or by-laws of Lessee, or any other person whose power and authority to act has been authorized by delegation in writing by any such officer.

         Overdue Rate: On any date, a rate equal to the Base Rate plus five percentage points per annum, but in no event greater than the maximum rate then permitted under applicable law.

         Payment Date: Any due date for the payment of any installment of Base Rent.

         Percentage Rent: As defined in Section 3.1(2).

         Person: Any Government, natural person, corporation, partnership or other legal entity. See definition of "Affiliate."

         Predecessor: Any Person whose liabilities arising under any Environmental Law have or may have been retained or assumed by Lessee, either contractually or by operation of law relating to the Leased Property.

         Primary Intended Use: As defined in Section 7.2(2).

         Proceeding: Any judicial action, suit or proceeding (whether civil or criminal), any administrative proceeding (whether formal or informal), any investigation by a governmental authority or entity (including a grand jury), and any arbitration, mediation or other non-judicial process for dispute resolution.

         RCRA: The Resource Conservation and Recovery Act, as amended.

         Real Estate Taxes: All real estate taxes, including general and special assessments, if any, which are imposed upon the Land, and any improvements thereon.

         Release: A "Release" as defined in CERCLA or in any other Environmental Law, unless such Release has been properly authorized and permitted in writing by all applicable Environmental Authorities or is allowed by such Environmental Law without authorizations or permits.

         Rent: Collectively, the Base Rent, Percentage Rent, and Additional Charges.

         Room: A guest room or suite in any Facility which is available for occupancy by customers or guests of the Lessee.

         Room Revenues: Shall mean gross revenue from the rental of Rooms, whether to individuals, groups or transients, together with any fees collected for amenities including, but not limited to telephone (net of long distance telephone expenses), laundry, movies or concessions, but excluding the following:

         (a) The amount of all credits, rebates or refunds to customers, guests or patrons;

         (b) All sales taxes or any other excise taxes imposed on the rental of such guest rooms; and

         (c) Revenues from the sale of any alcoholic beverages, if and to the extent prohibited by applicable law of the jurisdiction in which a particular Individual Leased Property is located.

         SARA: The Superfund Amendments and Reauthorization Act of 1986, as amended.

         State: The State or Commonwealth of the United States in which each Individual Leased Property is located.

         Subsidiaries: Corporations, partnerships, limited liability companies and any other form of business entity in which Lessee owns, directly or indirectly, more than 50% of the voting stock, interest or control, as applicable (individually, a "Subsidiary").

         Taking: A taking or voluntary conveyance during the Term hereof of all or part of any Leased Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any Condemnation or other eminent domain proceeding affecting any Leased Property whether or not the same shall have actually been commenced.

         Term: As defined in Section 1.2.

         Trademark: Signature Inn.(R)

         TSCA:  The Toxic Substances Control Act, as amended.

         Unavoidable Delays: Delays due to strikes, lock-outs, labor unrest, inability to procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty or other causes beyond the control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the control of either party hereto unless such lack of funds is caused by the failure of the other party hereto to perform any obligations of such party under this Lease or any guaranty of this Lease.

         Uneconomic for its Primary Intended Use: A state or condition of the Facility such that, in the good faith judgment of Lessee, reasonably exercised and evidenced by the resolution of the board of directors or other governing body of Lessee, a Facility cannot be operated on a commercially practicable basis for its Primary Intended Use, taking into account, among other relevant factors, the number of usable rooms and projected revenues, such that Lessee intends to, and shall, complete the cessation of operations from the Individual Leased Property.

         Uniform System: Shall mean the Uniform System of Accounts for Hotels (8th Revised Edition, 1986) as published by the Hotel Association of New York City, Inc., as same may hereafter be revised.

         Unsuitable for its Primary Intended Use: A state or condition of a Facility such that, in the good faith judgment of Lessee, reasonably exercised and evidenced by the resolution of the board of directors or other governing body of Lessee, due to casualty damage or loss through Condemnation, that Facility cannot function as an integrated hotel facility consistent with standards applicable to a well-maintained and operated hotel.


                                   ARTICLE III

         3.1 RENT. Lessee will pay to Lessor in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, in immediately available funds, at Lessor's address set forth in
Article XXXI hereof or at such other place or to such other

Person, as Lessor from time to time may designate in a Notice, all Base Rent, Percentage Rent and Additional Charges, during the Term, as follows:

                  (1) Base Rent: The "Base Rent" shall be $394.00 per Room per month multiplied by the number of Rooms comprising the Leased Property on the first day of any calendar month during the Term, and shall be payable on or before the twenty-fifth day of such calendar month; provided however, that the first monthly payment of Base Rent shall be payable on the Commencement Date and that the first and last monthly payments of Base Rent shall be prorated as to any partial month.

                  (2) Percentage Rent: Percentage rent ("Percentage Rent") shall be determined as follows:

                                    (i)      First, by adding amounts equal to
                           37% of the Average Daily Per Room Revenues up to the Initial Per Room Revenues Amount, 65% of the next $10.00 in Average Daily Per Room Revenues and 70% of the amount by which Average Daily Per Room Rentals exceed the sum of the Initial Per Room Revenues Amount plus $10.00;

                                    (ii)     Second, such sum shall be
                           multiplied by the number of the Rooms comprising the Leased Property each day during the applicable period;

                                    (iii)    Third, such product for each day
                           will then be added to the product for each other day during the period for which the Percentage Rent is being computed; and

                                    (iv)     Fourth, such product shall be
                           reduced by the amount of Base Rent paid with respect to the period for which Percentage Rent is being computed.

                  Anything to the contrary in this item b. notwithstanding, the aggregate amount of Percentage Rent payable hereunder with respect to the second, third and fourth quarters of 1999 and any calendar year during the term of this Lease commencing after December 31, 1999, when added to the amount of Base Rent paid with respect to such calendar quarter or year, as applicable, shall never exceed an amount equal to 47% of the Room Revenues realized during such calendar quarter or year, as applicable. The amount of Percentage Rent otherwise payable with respect to the fourth quarter of any calendar year commencing after December 31, 1999, during the Term shall be reduced as appropriate to comply with the foregoing limitation.

                  "Average Daily Per Room Revenues" means an amount determined by dividing the total Room Revenues attributable to the Leased Property received by the Lessee during any period for which the Percentage Rent computation is to be made by the sum of the number of the Rooms comprising the Leased Property each day during the applicable period. For example, if the total Room Revenues for a Fiscal Year were $10,500,000 during which there were 614 Rooms during 180 days of the Fiscal Year and 820 Rooms during 185 days of the Fiscal Year, the Average Per Room Revenues for that Fiscal Year would be calculated by dividing $10,500,000 by 262,220 (614 x 180 plus 820 x 185) and would be $40.0427
         (even though the Average Daily Rate would be $57.20 per day if the Lessee were realizing a 70% average occupancy during the Fiscal Year).

                  "Initial Per Room Revenues Amount" from the execution of this Lease until December 31, 1999 shall be $35.00, subject to adjustment as provided in the following paragraph.

                  The Initial Per Room Revenues Amount shall each be adjusted on January 1 of each Fiscal Year beginning after December 31, 1999, beginning with January 1, 2000, by adding to the Initial Per Room Revenues Amount for the immediately preceding Fiscal Year a dollar amount determined by multiplying the Initial Per Room Revenues Amount in effect for the immediately preceding Fiscal Year by the percentage increase, if any, in the CPI (as herein below defined) for the immediately preceding Fiscal Year as compared to the CPI for the next preceding Fiscal Year. The term "CPI" means the Consumer Price Index for all Urban Consumers - U. S. City Average for all Items (1982-84 =
         100) of the Bureau of Labor Statistics of the United States Department of Labor. If the CPI published by the Department of Labor, Bureau of Labor Statistics is changed so that it affects the calculations hereunder, the CPI shall be converted in accordance with a conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the CPI is discontinued or revised, Lessor and Lessee shall in good faith agree upon a suitable substitute.

         3.2 PAYMENT OF PERCENTAGE RENT. Percentage Rent, if any, shall be paid quarterly. An Officer's Certificate shall be delivered to Lessor, together with each quarterly Percentage Rent payment, if any, setting forth the calculation of such rent payment for such quarter, within 30 days after each of the first three quarters of each Fiscal Year (or part thereof) in the Term. There shall be no reduction in the Base Rent regardless of the result of the Percentage Rent computation.

         In addition, on or before March 1 of each year, commencing with March 1, 2000, Lessee shall deliver to Lessor an Officer's Certificate reasonably acceptable to Lessor setting forth the computation of the actual Percentage Rent that accrued for each quarter of the Fiscal Year that ended on the immediately preceding December 31 and shall pay to Lessor Percentage Rent, if due and payable, for the last quarter of the applicable Fiscal Year. Such computation shall also be accompanied by a report prepared (at the expense of Lessee) by the same accounting firm serving as independent auditors of the financial statements of the Lessor which shall state that (i) such firm has reviewed the computation of Percentage Rent, (ii) it has examined the Room Revenues recorded for such Fiscal Year in accordance with generally accepted auditing standards, and (iii) that the amount of Room Revenues has been recorded properly, free from any material misstatements, and the amount of Percentage Rent for such Fiscal Year has been accurately computed in accordance with the terms of this Lease. Additionally, if the annual Percentage Rent due and payable for any Fiscal Year (as shown in the applicable Officer's Certificate) exceeds the amount actually paid as Percentage Rent by Lessee for such year, Lessee also shall pay such excess to Lessor at the time such certificate is delivered. If the Percentage Rent actually due and payable for such Fiscal Year is shown by such certificate to be less than the amount actually paid as Percentage Rent for the applicable Fiscal Year, Lessor, at its option, shall reimburse such amount to Lessee or credit such amount against the next month's Base Rent and, to the extent necessary, the next quarter's Percentage Rent payments.

         Any difference between the annual Percentage Rent due and payable for any Fiscal Year (as shown in the applicable Officer's Certificate) and the total amount of quarterly payments for such Fiscal Year actually paid by Lessee as Percentage Rent, if payable by Lessee to Lessor, shall bear interest at the Overdue Rate, which interest shall accrue from the close of such Fiscal Year until the amount of such difference shall be paid or otherwise discharged by credit to Lessee. Any such interest payable to Lessor shall be deemed to be and shall be payable as Additional Charges.

         The obligation to pay Percentage Rent shall survive the expiration or earlier termination of the Term, and a final reconciliation, taking into account, among other relevant adjustments, any adjustments which are accrued after such expiration or termination date but which related to Percentage Rent accrued prior to such termination date, and Lessee's good faith best estimate of the amount of any unresolved contractual allowances, shall be made not later than two years after such expiration or termination date, but Lessee shall advise Lessor within 60 days after such expiration or termination date of Lessee's best estimate at that time of the approximate amount of such adjustments, which estimate shall not be binding on Lessee or have any legal effect whatsoever.

         3.3 CONFIRMATION OF PERCENTAGE RENT. Lessee shall utilize, or cause to be utilized, an accounting system for the Leased Property in accordance with its usual and customary practices, and in accordance with generally accepted accounting principles and the Uniform System, that will accurately record all data necessary to compute Percentage Rent, and Lessee shall retain, for at least four years after the expiration of each Fiscal Year (and in any event until the reconciliation described in Section 3.2 for such Fiscal Year has been made), reasonably adequate records conforming to such accounting system showing all data necessary to compute Percentage Rent for the applicable Fiscal Years. Lessor, at its expense (except as provided herein below), shall have the right from time to time by its accountants or representatives to audit the information that formed the basis for the data set forth in any Officer's Certificate provided under Section 3.2 and, in connection with such audits, to examine all Lessee's records (including supporting data and sales and excise tax returns) reasonably required to verify Percentage Rent. If any such audit discloses a deficiency in the payment of Percentage Rent, and either Lessee agrees with the result of such audit or the matter is otherwise determined or compromised, Lessee shall forthwith pay to Lessor the amount of the deficiency, as finally agreed or determined, together with interest at the Overdue Rate from the date when said payment should have been made to the date of payment thereof; provided, however, that as to any audit that is commenced more than two years after the date Percentage Rent for any Fiscal Year is reported by Lessee to Lessor, the deficiency, if any, with respect to such Percentage Rent shall bear interest at the Overdue Rate only from the date such determination of deficiency is made unless such deficiency is the result of gross negligence or willful misconduct on the part of Lessee. If any such audit discloses that the Percentage Rent actually due from Lessee for any Fiscal Year exceed those reported by Lessee by more than 3%, Lessee shall pay the cost of such audit and examination. Any proprietary information obtained by Lessor pursuant to the provisions of this

Section shall be treated as confidential, except that such information may be used, subject to appropriate confidentiality safeguards, in any litigation between the parties and except further that Lessor may disclose such information to prospective lenders and as may be required for it to comply with its disclosure obligations under applicable corporate and securities laws. The obligations of Lessee contained in this Section shall survive the expiration or earlier termination of this Lease.

         3.4 ADDITIONAL CHARGES. In addition to the Base Rent and Percentage Rent, (a) Lessee also will pay and discharge as and when due and payable all other amounts, liabilities, obligations and Impositions that Lessee assumes or agrees to pay under this Lease, and (b) in the event of any failure on the part of Lessee to pay any of those items referred to in clause (a) of this Section 3.3, Lessee also will promptly pay and discharge every fine, penalty, interest and cost that may be added for non-payment or late payment of such items (the items referred to in clauses (a) and (b) of this Section 3.3 being additional rent hereunder and being referred to herein collectively as the "Additional Charges"), and Lessor shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of the Additional Charges as in the case of non-payment of the Base Rent. If any installment of Base Rent, Percentage Rent or Additional Charges (but only as to those Additional Charges that are payable directly to Lessor) shall not be paid on its due date, Lessee will pay Lessor on demand, as Additional Charges, a late charge (to the extent permitted by law) computed at the Overdue Rate on the amount of such installment, from the due date of such installment to the date of payment thereof. To the extent that Lessee pays any Additional Charges to Lessor pursuant to any requirement of this Lease, Lessee shall be relieved of its obligation to pay such Additional Charges to the entity to which they would otherwise be due and Lessor shall pay same from monies received from Lessee.

         3.5 NET LEASE PROVISION. The Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount of the installments of Base Rent, Percentage Rent and Additional Charges throughout the Term, all as more fully set forth in Article V, but subject to any other provisions of this Lease that expressly provide for adjustment or abatement of Rent or other charges or expressly provide that certain expenses or maintenance shall be paid or performed by Lessor.

         3.6 CONVERSION OF PROPERTY. Lessee represents and warrants to Lessor that (a) it does not contemplate that there will be any material revenues from sales of food or beverages in connection with the operation of the Leased Property and (b) all revenues currently generated by the Leased Property are included within the definition of Room Revenues. Lessee further covenants that it will not engage in any operations involving the sale of food or beverages (other than providing continental breakfasts as part of the room rental and vending machine services) or providing other ancillary services not being provided at the date of this Lease without the prior written consent of the Lessor, which consent Lessor may withhold or condition upon, without limitation, adjustment to the Rent payable under this Lease.

                                   ARTICLE IV


         4.1 PAYMENT OF IMPOSITIONS. Subject to Article XII relating to permitted contests, Lessee will pay, or cause to be paid, all Impositions (other than Real Estate Taxes and personal property taxes, which shall be paid by Lessor), before any fine, penalty, interest or cost may be added for non-payment, such payments to be made directly to the taxing or other authorities where feasible, and will promptly furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. Lessee's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and in such event, shall pay such installments during the Term hereof (subject to Lessee's right of contest pursuant to the provisions of Article XII) as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto. Lessor, at its expense, shall, to the extent required or permitted by applicable law, prepare and file all tax returns in respect of Lessor's net income, gross receipts, sales and use, single business, transaction privilege, rent, ad valorem, franchise taxes, Real Estate Taxes, personal property taxes and taxes on its capital stock, and Lessee, at its expense, shall, to the extent required or permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by governmental authorities. If any refund shall be due from any taxing authority in respect of any Imposition paid by Lessee, the same shall be paid over to or retained by Lessee if no Event of Default shall have occurred hereunder and be continuing. Any such funds retained by Lessor due to an Event of Default shall be applied as provided in Article
XVI. Lessor and Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. Lessor, or Lessee, on behalf of Lessor, shall file all personal property tax returns in such jurisdictions where it is legally required to so file. Lessor, to the extent it possesses the same, and Lessee, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Lessor is legally required to file personal property tax returns, Lessee shall provide Lessor with copies of assessment notices in sufficient time for Lessor to file a protest. Lessor may, upon notice to Lessee, at Lessor's option and at Lessor's sole expense, protest, appeal, or institute such other proceedings (in its or Lessee's name) as Lessor may deem appropriate to effect a reduction of any assessments for those Impositions to be paid by Lessor, and Lessee, at Lessor's expense as aforesaid, shall fully cooperate with Lessor in such protest, appeal, or other action. Lessor hereby agrees to indemnify, defend, and hold harmless Lessee from and against any claims, obligations, and liabilities against or incurred by Lessee in connection with such cooperation. Billings to Lessor for reimbursement of Real Estate Taxes or personal property taxes paid by Lessee shall be accompanied by copies of a bill therefor and payments thereof which identify the real or personal property with respect to which such payments are made. Lessor, however, reserves the right to effect any such protest, appeal or other action and, upon notice to Lessee, shall control any such activity, which shall then go forward at Lessor's sole expense. Upon such notice, Lessee, at Lessor's expense, shall cooperate fully with such activities.

         4.2 NOTICE OF IMPOSITIONS. Lessor shall give prompt Notice to Lessee of all Impositions payable by Lessee hereunder of which Lessor at any time has knowledge, provided that Lessor's failure to give any such Notice shall in no way diminish Lessee's obligations hereunder to pay such Impositions, but such failure shall obviate any default hereunder for a reasonable time after Lessee receives Notice of any Imposition which it is obligated to pay during the first taxing period applicable thereto.

         4.3 ADJUSTMENT OF IMPOSITIONS. Impositions imposed in respect of the tax-fiscal period during which the Term terminates shall be adjusted and prorated between Lessor and Lessee, whether or not such Imposition is imposed before or after such termination, and Lessee's obligation to pay its prorated share thereof after termination shall survive such termination.

         4.4 UTILITY CHARGES. Lessee will be solely responsible for obtaining and maintaining utility services to the Leased Property and will pay or cause to be paid all charges for electricity, gas, oil, water, sewer and other utilities used in the Leased Property during the Term.

         4.5 INSURANCE PREMIUMS. Lessee will pay or cause to be paid all premiums for the insurance coverages required to be maintained by it under
Article XIII.


                                    ARTICLE V

         5.1 NO TERMINATION, ABATEMENT, ETC. Except as otherwise specifically provided in this Lease, Lessee, to the extent permitted by law, shall remain bound by this Lease in accordance with its terms and shall neither take any action without the written consent of Lessor to modify, surrender or terminate the same, nor seek nor be entitled to any abatement, deduction, deferment or reduction of the Rent, or setoff against the Rent, nor shall the obligations of Lessee be otherwise affected by reason of (a) any damage to, or destruction of, any Leased Property or any portion thereof from whatever cause or any Taking of the Leased Property or any portion thereof, (b) the lawful or unlawful prohibition of, or restriction upon, Lessee's use of any Leased Property, or any portion thereof, or the interference with such use by any Person or by reason of eviction by paramount title, (c) any claim which Lessee has or might have against Lessor by reason of any default or breach of any warranty by Lessor under this Lease or any other agreement between Lessor and Lessee, or to which Lessor and Lessee are parties, (d) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor, or (e) for any other cause whether similar or dissimilar to any of the foregoing other than a discharge of Lessee from any such obligations as a matter of law. Lessee hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law to
(1) modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof, or (2) entitle Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Lessee hereunder, except as otherwise specifically provided in this Lease. The obligations of Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.

         5.2 ABATEMENT PROCEDURES. In the event of a partial Taking as described in Section 15.5, the Lease shall not terminate, but the Base Rent shall be abated in the manner and to the extent that is fair, just and equitable to both Lessee and Lessor, taking into consideration, among other relevant factors, the number of usable Rooms, the amount of square footage, or the revenues affected by such partial Taking. If Lessor and Lessee are unable to agree upon the amount of such abatement within 30 days after such partial Taking, the matter may be submitted by either party to a court of competent jurisdiction for resolution.


                                   ARTICLE VI

         6.1 OWNERSHIP OF THE LEASED PROPERTY. Lessee acknowledges that the Leased Property is the property of Lessor and that Lessee has only the right to the possession and use of the Leased Property upon the terms and conditions of this Lease.

         6.2 LESSEE'S PERSONAL PROPERTY. Lessee will acquire and maintain throughout the Term such Inventory as is required to operate each Facility in the manner contemplated by this Lease. Lessee may (and shall as provided herein below), at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements, any items of personal property (including Inventory) owned by Lessee. Lessee, at the commencement of the Term, and from time to time thereafter, shall provide Lessor with an accurate list of all such items of Lessee's personal property (collectively, "Lessee's Personal Property"). Subject to the option of the Lessor provided in Article XXXV below, Lessee may, subject to the conditions set forth below, remove any of Lessee's Personal Property set forth on such list at any time during the Term or upon the expiration or any prior termination of the Term. All of Lessee's Personal Property not removed by Lessee within ten days following the expiration or earlier termination of the Term or purchased by Lessor pursuant to such option, shall be considered abandoned by Lessee and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without first giving Notice thereof to Lessee, without any payment to Lessee and without any obligation to account therefor. Lessee will, at its expense, restore the Leased Property to the condition required by Section 9.1(4), including repair of all damage to the Leased Property caused by the removal of Lessee's Personal Property, whether effected by Lessee or Lessor. Lessee may make such financing arrangements, title retention agreements, leases or other agreements with respect to the Lessee's Personal Property as it sees fit provided that Lessee first advises Lessor of any such arrangement and such arrangement expressly provides that in the event of Lessee's default thereunder, Lessor may assume Lessee's obligations and rights under such arrangement. Such financing arrangements shall also provide that they will be assumable by the Lessor in the event of its purchase of Lessee's Personal Property subject thereto in the event of Lessor's purchase thereof pursuant to the terms of this Lease.

         6.3 LESSOR'S LIEN. To the fullest extent permitted by applicable law, Lessor is granted a lien and security interest on all Lessee's Personal Property now or hereinafter placed in or upon the Leased Property, and such lien and security interest shall remain attached to such Lessee's Personal

Property until payment in full of all Rent and satisfaction of all of Lessee's obligations hereunder; provided, however, Lessor shall subordinate its lien and security interest to that of any non-Affiliate of Lessee which finances such Lessee's Personal Property, such subordination to be satisfactory to Lessor in the exercise of reasonable discretion. Lessee shall, upon the request of Lessor, execute such financing statements or other documents or instruments reasonably requested by Lessor to perfect the lien and security interests herein granted.


                                   ARTICLE VII

         7.1 CONDITION OF THE LEASED PROPERTY. Lessee acknowledges receipt and delivery of possession of the Leased Property. Lessee has examined and otherwise has knowledge of the condition of the Leased Property and has found the same to be satisfactory for its purposes hereunder. Lessee is leasing the Leased Property "as is" in its present condition. Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY, OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY LESSEE. LESSEE ACKNOWLEDGES THAT THE LEASED PROPERTY HAS BEEN INSPECTED BY LESSEE AND IS SATISFACTORY TO IT. Provided, however, to the extent permitted by law, Lessor hereby assigns to Lessee all of Lessor's rights to proceed against any predecessor in title other than Lessor (or any Affiliate of Lessor, or any partnership of which any Affiliate or former Affiliate of Lessee served as general or managing partner, which previously held title to any of the Leased Property) for breaches of warranties or representations or for latent defects in the Leased Property. Lessor shall fully cooperate with Lessee in the prosecution of any such claim, in Lessor's or Lessee's name, all at Lessee's sole cost and expense. Lessee hereby agrees to indemnify, defend and hold harmless Lessor from and against any claims, obligations and liabilities against or incurred by Lessor in connection with such cooperation.

         7.2      USE OF THE LEASED PROPERTY.

                  (1) Lessee covenants that it will proceed with all due diligence and will exercise its best efforts to obtain and to maintain all approvals needed to use and operate the Leased Property and each Facility under applicable local, state and federal law. Lessee represents to Lessor that Lessee presently has such certificates, licenses, permits and other authorizations reasonably required to conduct the Primary Intended Uses thereof.

                  (2) Lessee shall use or cause to be used the Leased Property only as hotel facilities, and for such other uses as may be necessary or incidental to such use or such other use as otherwise approved by Lessor (the "Primary Intended Use"). Lessee shall not use the Leased Property or any portion thereof for any other use, or include in the Primary Intended Use such ancillary uses such as sales of food or beverages, without the prior written consent of Lessor, which consent may be granted, denied or conditioned in Lessor's sole discretion.

         No use shall be made or permitted to be made of the Leased Property, and no acts shall be done, which will cause the cancellation or increase the premium of any insurance policy covering the Leased Property or any part thereof (unless another adequate policy satisfactory to Lessor is available and Lessee pays any premium increase), nor shall Lessee sell or permit to be kept, used or sold in or about any Leased Property any article which may be prohibited by law or fire underwriter's regulations. Lessee shall, at its sole cost, comply with all of the requirements pertaining to any Leased Property of any insurance board, association, organization or company necessary for the maintenance of insurance, as herein provided, covering such Leased Property and Lessee's Personal Property.

                  (3) Subject to the provisions of Articles XIV and XV, Lessee covenants and agrees that during the Term it will (1) operate continuously the Leased Property as hotel facilities, (2) maintain appropriate certifications and licenses for such use and (3) use its best efforts to maximize the gross revenues generated therefrom consistent with sound business practices. Lessor further covenants and agrees that it will operate the Leased Property in such a manner as will maintain at least the standards of quality that have been heretofore established in the ownership and operations of the Leased Property by Affiliates of the Lessor prior to the date of this Lease. Lessee will engage in (and commit resources for) such promotional and advertising activities with respect to the Leased Property as shall be reasonably required or advisable, under all of the facts and circumstances, to effectively and efficiently promote the business and operations of the Leased Properties.

                  (4) Lessee shall not commit or suffer to be committed any waste on any Leased Property, or in any Facility, nor shall Lessee cause or permit any nuisance thereon.

                  (5) Lessee shall neither suffer nor permit the Leased Property or any portion thereof, or Lessee's Personal Property, to be used in such a manner as (1) might reasonably tend to impair Lessor's (or Lessee's, as the case may be) title thereto or to any portion thereof, or (2) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof, except as necessary in the ordinary and prudent operation of the Facility on such Leased Property.

                  (6) Lessee or any Affiliate of Lessee shall not own, or have any interest in, any hotel or motel property in which Lessor or an Affiliate of Lessor does not have an interest. Neither Lessee nor an Affiliate of Lessee shall operate or manage any hotel or motel that is within a 20-mile radius of any hotel or motel property in which Lessor or an Affiliate of Lessor has an interest on the date Lessee or its Affiliate would otherwise commence operating or managing such property, other than pursuant to this Lease or another lease, agreement or arrangement with Lessor or an Affiliate of Lessor. Lessor agrees to notify Lessee promptly of the location of any hotel or motel property in which Lessor or an Affiliate of Lessor has an interest.

         7.3 LESSOR TO GRANT EASEMENTS, ETC. Lessor will, from time to time, so long as no Event of Default has occurred and is continuing, at the request of Lessee and at Lessee's cost and expense

(but subject to the approval of Lessor, which approval shall not be unreasonably withheld or delayed), (a) grant easements and other rights in the nature of easements with respect to any Leased Property to third parties, (b) release existing easements or other rights in the nature of easements which are for the benefit of any Leased Property, (c) dedicate or transfer unimproved portions of any Leased Property for road, highway or other public purposes, (d) execute petitions to have any Leased Property annexed to any municipal corporation or utility district, (e) execute amendments to any covenants and restrictions affecting any Leased Property and (f) execute and deliver to any person any instrument appropriate to confirm or effect such grants, releases, dedications, transfers, petitions and amendments (to the extent of its interest in the Leased Property), but only upon (i) delivery to Lessor of an Officer's Certificate stating that such grant, release, dedication, transfer, petition or amendment is not detrimental to the proper conduct of the business of Lessee on such Leased Property and does not materially reduce the value of such Leased Property, and
(ii) obtaining all necessary consents or approvals of any lender holding a mortgage or other security interest in the Leased Property in question.


                                  ARTICLE VIII

         8.1 COMPLIANCE WITH LEGAL AND INSURANCE REQUIREMENTS, ETC. Subject to Article XII relating to permitted contests, Lessee, at its expense, will promptly (a) comply with all applicable Legal Requirements and Insurance Requirements in respect of the use, operation maintenance, repair and restoration of the Leased Property, and (b) procure, maintain and comply with all appropriate licenses and other authorizations required for any use of the Leased Property and Lessee's Personal Property then being made, and for the proper erection, installation, operation and maintenance of the Leased Property or any part thereof.

         8.2 LEGAL REQUIREMENT COVENANTS. Lessee covenants and agrees that none of the Leased Property or Lessee's Personal Property shall be used for any unlawful purpose, and that Lessee shall not permit or suffer to exist any unlawful use of any Leased Property by others. Lessee shall acquire and maintain all appropriate licenses, certifications, permits and other authorizations and approvals needed to operate the Leased Property in its customary manner for the Primary Intended Use, and any other lawful use conducted on the Leased Property as may be permitted from time to time hereunder. Lessee further covenants and agrees that Lessee's use of the Leased Property and maintenance, alteration, and operation of the same, and all parts thereof, shall at all times conform to all Legal Requirements, unless the same are finally determined by a court of competent jurisdiction to be unlawful (and Lessee shall cause all such sub-tenants, invitees or others to so comply with all Legal Requirements). Lessee may, however, upon prior Notice to Lessor, contest the legality or applicability of any such Legal Requirement or any licensure or certification decision if Lessee maintains such action in good faith, with due diligence, without prejudice to Lessor's rights hereunder, and at Lessee's sole expense. If, by the terms of any such Legal Requirement, compliance therewith may legally be delayed pending the prosecution of any such proceeding without the incurrence of any lien, charge or liability of any kind against the Facility or Lessee's leasehold interest therein and without subjecting Lessee or Lessor to any liability, civil or criminal, for failure so to comply therewith, Lessee may delay compliance therewith until the final determination of such proceeding. If any lien, charge or civil or criminal liability would be incurred by reason of any such delay, Lessee, on the prior written consent of Lessor, which consent shall not be unreasonably withheld, may nonetheless contest as aforesaid and delay as aforesaid provided that such delay would not subject Lessor to criminal liability and Lessee both (a) furnishes to Lessor security reasonably satisfactory to Lessor against any loss or injury by reason of such contest or delay and (b) prosecutes the contest with due diligence and in good faith.

         8.3 ENVIRONMENTAL COVENANTS. In addition to, and not in diminution of, Lessee's covenants and undertakings in Sections 8.1 and 8.2 hereof, Lessee covenants and undertakes with Lessor as follows:

                  (1) At all times hereafter until such time as all liabilities, duties or obligations of Lessee to the Lessor under the Lease have been satisfied in full, Lessee shall fully comply with all Environmental Laws applicable to the Leased Property and the operations thereon. Lessee agrees to give Lessor prompt written notice of (1) all Environmental Liabilities; (2) all pending, threatened or anticipated Proceedings, and all notices, demands, requests or investigations, relating to any Environmental Liability or relating to the issuance, revocation or change in any Environmental Authorization required for operation of any Leased Property; (3) all Releases at, on, in, under or in any way affecting any Leased Property, or any Release known by Lessee at, on, in or under any property adjacent to any Leased Property; and (4) all facts, events or conditions that could reasonably lead to the occurrence of any of the above-referenced matters.

                  (2) Lessor hereby agrees to defend, indemnify and save harmless any and all Lessee Indemnified Parties from and against any and all Environmental Liabilities other than Environmental Liabilities which were caused by the acts or negligent failures to act of Lessee.

                  (3) Lessee hereby agrees to defend, indemnify and save harmless any and all Lessor Indemnified Parties from and against any and all Environmental Liabilities caused by the acts or negligent failure of Lessee.

                  (4) If any Proceeding is brought against any Indemnified Party in respect of an Environmental Liability with respect to which such Indemnified Party may claim indemnification under either Section 8.3(2) or (3), the Indemnifying Party, upon request, shall at its sole expense resist and defend such Proceeding, or cause the same to be resisted and defended by counsel designated by the Indemnified Party and approved by the Indemnifying Party, which approval shall not be unreasonably withheld; provided, however, that such approval shall not be required in the case of defense by counsel designated by any insurance company undertaking such defense pursuant to any applicable policy of insurance. Each Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel will be at the sole expense of such Indemnified Party. The Indemnifying Party shall not be liable for any settlement of any such Proceeding made without its consent, which shall not be unreasonably withheld, but if settled with the consent of the Indemnifying Party, or if settled without its consent (if its consent shall be unreasonably withheld), or if there be a final, nonappealable judgment for an adversary party in any such Proceeding, the Indemnifying Party shall indemnify and hold harmless the Indemnified Parties from and against any liabilities incurred by such Indemnified Parties by reason of such settlement or judgment.

                  For purposes of this Section 8.3, all amounts for which any Indemnified Party seeks indemnification shall be computed net of (a) any actual income tax benefit resulting therefrom to such Indemnified Party, (b) any insurance proceeds received (net of tax effects) with respect thereto, and (c) any amounts recovered (net of tax effects) from any third parties based on claims the Indemnified Party has against such third parties which reduce the damages that would otherwise be sustained; provided that in all cases, the timing of the receipt or realization of insurance proceeds or income tax benefits or recoveries from third parties shall be taken into account in determining the amount of reduction of damages. Each Indemnified Party agrees to use its reasonable efforts to pursue, or assign to the Indemnifying Party, any claims or rights it may have against any third party which would materially reduce the amount of damages otherwise incurred by such Indemnified Party.

                  Notwithstanding anything to the contrary contained in this Agreement, if Lessor shall become entitled to the possession of any Leased Property by virtue of the termination of the Lease or repossession of the Leased Property, then Lessor may assign its indemnification rights under Section 8.3 of this Agreement (but not any other rights hereunder) to any Person to whom the Lessor subsequently transfers such Leased Property, subject to the following conditions and limitations, each of which shall be deemed to be incorporated into the terms of such assignment, whether or not specifically referred to therein:

                           (i) The indemnification rights referred to in this section may be assigned only if a known Environmental Liability then exists or if a Proceeding is then pending or, to the knowledge of Lessee or Lessor, then threatened with respect to any Leased Property.

                           (ii) Such indemnification rights shall be limited to Environmental Liabilities relating to or specifically affecting such Leased Property.

                           (iii) Any assignment of such indemnification rights shall be limited to the immediate transferee of Lessor, and shall not extend to any such transferee's successors or assigns.

                  (5) At any time any Indemnified Party has reasons to believe circumstances exist which could reasonably result in an Environmental Liability, upon reasonable prior written notice to the Indemnifying Party stating such Indemnified Party's basis for such belief, an Indemnified Party shall be given immediate access to the Leased Property (including, but not limited to, the right to enter upon, investigate, drill wells, take soil borings, excavate, monitor, test, cap and use available land for the testing of remedial technologies), Lessee's employees, and to all relevant documents and records regarding the matter as to which a responsibility, liability or obligation is asserted or which is the subject of any Proceeding;

         provided that such access may be conditioned or restricted as may be reasonably necessary to ensure compliance with law and the safety of personnel and facilities or to protect confidential or privileged information. All Indemnified Parties requesting such immediate access and cooperation shall endeavor to coordinate such efforts to result in as minimal interruption of the operation of such Leased Property as practicable.


                                   ARTICLE IX

         9.1      MAINTENANCE AND REPAIR.

                  (1) Lessee, at its sole expense, will keep the Leased Property and all private roadways, sidewalks and curbs appurtenant thereto that are under Lessee's control, including windowpanes and plate glass, parking lots, swimming pool, mechanical, electrical and plumbing systems and equipment (including conduit and ductware), and non-load bearing interior walls in good order and repair, except for ordinary wear and tear (whether or not the need for such repairs occurred as a result of Lessee's use, any prior use, the elements or the age of the Leased Property, or any portion thereof), and, except as otherwise provided in Section 9.1(2), Article XIV or Article XV, with reasonable promptness, make all necessary and appropriate repairs, replacements, and improvements thereto of every kind and nature, whether interior or exterior, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of the Term of this Lease (concealed or otherwise), or required by any governmental agency having jurisdiction over the Leased Property, except as to the physical structure of the Leased Improvements. All repairs shall, to the extent reasonably achievable, be a least equivalent in quality to the original work. Lessee will not take or omit to take any action, the taking or omission of which might materially impair the value or the usefulness of the Leased Property or any part thereof for its Primary Intended Use.

                  (2) Notwithstanding Lessee's obligations under Section 9.1(1) above, unless caused by Lessee's negligence or willful misconduct or that of its employees or agents, Lessor shall be required to bear the cost of maintaining any underground utilities (to the extent not maintained by any other Person) and the structural elements of the Leased Improvements including the roof of each Facility (but excluding windowpanes and plate glass); provided Lessee shall give Lessor reasonable advance Notice of the need for such maintenance as soon as Lessee becomes aware thereof. Failure of Lessee to give such Notice shall render Lessee responsible for all maintenance costs which could have been avoided had such Notice been timely given. Except as set forth in the first sentence of this subparagraph (b), Lessor shall not under any circumstances be required to build or rebuild any improvement on the Leased Property, or to make any repairs, replacements, alterations, restorations or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto, in connection with this Lease, or to maintain the Leased Property in any way. Lessee hereby waives, to the extent permitted by law, the right to make repairs at the expense of Lessor pursuant to any law in effect at the time of the execution of this Lease or hereafter enacted. Lessor shall have the right to give, record and post, as appropriate, notices of nonresponsibility under any mechanic's lien laws now or hereafter existing.

                  (3) Nothing contained in this Lease and no action or inaction by Lessor shall be construed as (i) constituting the request of Lessor, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to any Leased Property or any part thereof, or (ii) giving Lessee any right, power or permission to contract for or permit the performance of any labor or services which could result in the creation of any claim against Lessor in respect thereof or to make any agreement that may create, or in any way be the basis for any right, title, interest, lien, claim or other encumbrance upon the estate of Lessor in the Leased Property, or any portion thereof.

                  (4) Lessee will, upon the expiration or prior termination of the Term, vacate and surrender the Leased Property to Lessor in the condition in which the Leased Property was originally received from Lessor, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease and except for ordinary wear and tear (subject to the obligation of Lessee to maintain the Leased Property in good order and repair, as would a prudent owner, during the entire Term of the Lease), or damage by casualty or Condemnation (subject to the obligations of Lessee to restore or repair as set forth in the Lease.)

         9.2 ENCROACHMENTS, RESTRICTIONS, ETC. If any of the Leased Improvements, at any time, materially encroach upon any property, street or right-of-way adjacent to any Leased Property, or violate the agreements or conditions contained in any lawful restrictive covenant or other agreement affecting such Leased Property, or any part thereof, or impair the rights of others under any easement or right-of way to which such Leased Property is subject, then promptly upon the request of Lessor or at the behest of any person affected by any such encroachment, violation or impairment, Lessee shall, at its expense and upon written notice to Lessor, subject to its right to contest the existence of any encroachment, violation or impairment and in such case, in the event of an adverse final determination, either (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Lessee or (b) make such changes in the Leased Improvements, and take such other actions, as Lessee in the good faith exercise of its judgment deems reasonably practicable to remove such encroachment, and to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Leased Improvements for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements were operated prior to the assertion of such violation, impairment or encroachment. Any such alteration shall be made in conformity with the applicable requirements of Article X. Lessee's obligations under this Section
9.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance held by Lessor.

                                    ARTICLE X

         10.1 ALTERATIONS. Lessee shall have the right to make additions, modifications or improvements to any Leased Property from time to time as Lessee, in its discretion, may deem to be desirable for its permitted uses and purposes, provided that such action will not noticeably alter the character or purposes or noticeably detract from the value or operating efficiency thereof and will not noticeably impair the revenue-producing capability of the Leased Property or adversely affect the ability of the Lessee to comply with the provisions of this Lease. In the case of any such additions, modifications or improvements to any Leased Property, Lessee shall prosecute the performance thereof with all due diligence and on a continuous basis, in a good and workmanlike manner, so as to complete the performance thereof as expeditiously as reasonably practicable. In the event of any such additions, modifications or improvements having an estimated cost in excess of $100,000, such work shall be conducted under the supervision of a qualified architect, engineer and/or contractor reasonably satisfactory to Lessor, shall be completed substantially in accordance with plans and specifications previously approved in writing by Lessor, and shall be commenced only after Lessee shall have furnished to Lessor such assurances of payment and performance as may reasonably be required by Lessor under the circumstances. The cost of such additions, modifications or improvements to the Leased Property shall be paid by Lessee, and all such additions, modifications and improvements shall, without payment by Lessor at any time, be included under the terms of this Lease and upon expiration or earlier termination of this Lease shall pass to and become the property of Lessor.

         10.2 SALVAGE. All materials which are scrapped or removed in connection with the making of repairs required by Articles IX or X shall be or become the property of Lessor or Lessee depending on which party is paying for or providing the financing for such work.

         10.3 JOINT USE AGREEMENTS. Subject to Section 7.2(2) hereof, if Lessee constructs additional improvements that are connected to any Leased Property or share maintenance facilities, HVAC, electrical, plumbing or other systems, utilities, parking or other amenities, the parties shall enter into a mutually agreeable cross-easement or joint use agreement to make available necessary services and facilities in connection with such additional improvements, to protect each of their respective interests in the properties affected, and to provide for separate ownership, use, and/or financing of such improvements.


                                   ARTICLE XI

         LIENS. Subject to the provision of Article XII relating to permitted contests, Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon any Leased Property or any attachment, levy, claim or encumbrance in respect of the Rent, not including, however, (a) this Lease, (b) the matters, if any, included as exceptions in the title policy insuring Lessor's interest in the Leased Property, (c) restrictions, liens and other encumbrances which are consented to in writing by Lessor or any easements granted pursuant to the provisions of Section 7.3 of this Lease, (d) liens for those taxes upon Lessor which Lessee is not required to pay hereunder, (e) subleases permitted by Article XXII hereof, (f) liens for Impositions or for sums resulting from noncompliance with Legal Requirements so long as (1) the same are not yet payable or are payable without the addition of any fine or penalty or (2) such liens are in the process of being contested as permitted by Article XII, (g) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed or not yet due provided that (1) the payment of such sums shall not be postponed under any related contract for more than 60 days after the completion of the action giving rise to such lien and such reserve or other appropriate provisions as shall be required by law or generally accepted accounting principles shall have been made therefor or (2) any such liens are in the process of being contested as permitted by Article XII hereof, and (h) any liens which are the responsibility of Lessor pursuant to the provisions of Article XXXII of this Lease.


                                   ARTICLE XII

         PERMITTED CONTESTS. Lessee shall have the right, upon prior written notice to Lessor, to contest the amount or validity of any Imposition to be paid by Lessee or any Legal Requirement or Insurance Requirement or any lien, attachment, levy, encumbrance, charge or claim ("Claims") not otherwise permitted by Article XI, by appropriate legal proceedings in good faith and with due diligence (but this shall not be deemed or construed in any way to relieve, modify or extend Lessee's covenants to pay or its covenants to cause to be paid any such charges at the time and in the manner as in this Lease provided), on condition, however, that such legal proceedings shall not operate to relieve Lessee from its obligations hereunder and shall not cause the sale or risk the loss of the Leased Property, or any part thereof, or cause Lessor or Lessee to be in default under any mortgage, deed of trust or security deed encumbering the Leased Property or any part thereof or interest therein. Upon the request of Lessor, Lessee shall either (a) provide a bond or other assurance reasonably satisfactory to Lessor that all Claims which may be assessed against such Leased Property together with interest and penalties, if any, thereon will be paid, or
(b) deposit within the time otherwise required for payment with a bank or trust company as trustee upon terms reasonably satisfactory to Lessor, as security for the payment of such Claims, money in an amount sufficient to pay the same, together with interest and penalties in connection therewith, as to all Claims which may be assessed against or become a Claim on such Leased Property, or any part thereof, in said legal proceedings. Lessee shall furnish Lessor and any lender of Lessor with reasonable evidence of such deposit within five days of the same. Lessor agrees to join in any such proceedings if the same be required to legally prosecute such contest of the validity of such Claims; provided, however, that Lessor shall not thereby be subjected to any liability for the payment of any costs or expenses in connection with any proceedings brought by Lessee; and Lessee covenants to indemnify and save harmless Lessor from any such costs or expenses. Lessee shall be entitled to any refund of any Claims and such charges and penalties or interest thereon which have been paid by Lessee or paid by Lessor and for which Lessor has been fully reimbursed. In the event that Lessee fails to pay any Claims when due or to provide the security therefor as provided in this paragraph and to diligently prosecute any contest of the same, Lessor may, upon ten days' advance Notice to Lessee, pay such charges together with any interest and penalties and the same shall be repayable by Lessee to Lessor as Additional Charges at the next Payment Date provided for in this Lease; provided, however, that should Lessor reasonably determine that the giving of such Notice would risk loss to the Leased Property or cause damage to Lessor, then Lessor shall give such Notice as is practical under the circumstances. Lessor reserves the right to contest any of the Claims at its expense not pursued by Lessee. Lessor and Lessee agree to cooperate in coordinating the contest of any claims.


                                  ARTICLE XIII

         13.1 GENERAL INSURANCE REQUIREMENTS. During the Term of this Lease, Lessee shall at all times keep the Leased Property insured with the kinds and amounts of insurance described below. This insurance shall be written by companies authorized to issue insurance in the State. The policies (other than Workers' Compensation Insurance) must name Lessor as an additional insured. Losses shall be payable to Lessor or Lessee as provided in this Lease. Any loss adjustment shall require the written consent of Lessor and Lessee, each acting reasonably and in good faith. Evidence of insurance shall be deposited with Lessor. The policies on the Leased Property, including the Leased Improvements, Fixtures and Lessee's Personal Property, shall include:

                  (1) Building insurance on the "Special Form" (formerly "All Risk" form) (excluding earthquake and flood in an amount not less than 100% of the then full replacement cost thereof (as defined in Section 13.2) or such other amount which is acceptable to Lessor, and personal property insurance on the "Special Form" in the full amount of the replacement cost thereof;

                  (2) Loss of income insurance on the "Special Form," with respect to Percentage Rent attributable to each Individual Leased Property (determined on the basis of the average Percentage Rent attributable to the operations of each Individual Leased Property in question over the prior three Fiscal Years or if three Fiscal Years have not elapsed, the average of the Percentage Rent for an Individual Leased Property determined by reference to the Percentage Rent during the preceding Fiscal Years during which the Lease was in effect) for the benefit of Lessor, and business interruption insurance on the "Special Form" in the amount of one year of gross profit, for the benefit of Lessee;

                  (3) Commercial general liability insurance, with amounts not less than $6,000,000 covering each of the following: bodily injury, death, or property damage liability per occurrence, personal and advertising injury, general aggregate, products and completed operations, with respect to and insuring Lessor, and "all risk legal liability" (including liquor law or "dram shop" liability) with respect to and insuring Lessor and Lessee;

                  (4) Insurance covering such other hazards and in such amounts as may be customary for comparable properties in the area of the Leased Property and is available from insurance companies, insurance pools or other appropriate companies authorized to do business in the State at rates which are economically practicable in relation to the risks covered as may be reasonably requested by Lessor;

                  (5) Fidelity bonds with limits and deductibles as may be reasonably requested by Lessor, covering Lessee's employees in job classifications normally bonded under prudent hotel management practices in the United States or otherwise required by law;

                  (6) Workers' compensation insurance to the extent necessary to protect Lessor and the Leased Property against Lessee's workers' compensation claims and as may be required by law, including coverage for all persons employed by Lessee on the Leased Property (such insurance to be in accordance with the requirements of applicable local, state and federal law);

                  (7) Vehicle liability insurance for owned, non-owned, and hired vehicles, in the amount of $1,000,000;

                  (8) Such other insurance (reasonably available from insurance companies) as Lessor may reasonably request for facilities such as the Leased Property and the operation thereof; and

Notwithstanding anything in this Lease to the contrary, Lessor shall be obligated to pay the premiums and other costs of the insurance required hereby other than Workers' Compensation insurance.

         13.2 REPLACEMENT COST. The term "full replacement cost" as used herein shall mean the actual replacement cost of an Individual Leased Property requiring replacement from time to time including an increased cost of construction endorsement, if available, and the cost of debris removal. In the event either party believes that full replacement cost (the then replacement cost less such exclusions) has increased or decreased at any time during the Lease Term, it shall have the right to have such full replacement cost redetermined.

         13.3 WAIVER OF SUBROGATION. All insurance policies carried by Lessor or Lessee covering the Leased Property, the Fixtures, the Facility or Lessee's Personal Property, including, without limitation, contents, fire and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer against the other party. The parties hereto agree that their policies will include such waiver clause or endorsement so long as the same is obtainable without extra cost, and in the event of such an extra charge, the other party, at its election, may pay the same, but shall not be obligated to do so.

         13.4 FORM SATISFACTORY, ETC. All of the policies of insurance referred to in this Article XIII shall be written in a form satisfactory to Lessor and by insurance companies satisfactory to Lessor. Lessor agrees that it will not unreasonably withhold its approval as to the form of the policies of insurance or as to the insurance companies selected by Lessee. Each insurer mentioned in this Article XIII shall agree, by endorsement to the policy or policies issued by it, or by independent instrument furnished to Lessor, that it will give to Lessor 30 days' written notice before the policy or policies in question shall be materially altered, allowed to expire or canceled.


         13.5 INCREASE IN LIMITS. If either Lessor or Lessee at any time deems the limits of the personal injury or property damage under the comprehensive public liability insurance then carried to be either excessive or insufficient, Lessor or Lessee shall endeavor in good faith to agree on the proper and reasonable limits for such insurance to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section.

         13.6 BLANKET POLICY. Notwithstanding anything to the contrary contained in this Article XIII, Lessee's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Lessee; provided, however, that the coverage afforded to Lessor will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided further that the requirements of this
Article XIII are otherwise satisfied.

         13.7 NO SEPARATE INSURANCE. Lessee shall not on Lessee's own initiative or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article to be furnished by Lessee, or increase the amount of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Lessor, are included therein as additional insureds, and the loss is payable under such additional separate insurance in the same manner as losses are payable under this Lease. Lessee shall immediately give Notice to Lessor that Lessee has obtained any such separate insurance or of the increasing of any of the amounts of the then existing insurance.


                                   ARTICLE XIV

         14.1 INSURANCE PROCEEDS. All proceeds payable by reason of any loss or damage to any Leased Property, or any portion thereof, and insured under any policy of insurance required or permitted by Article XIII of this Lease shall be paid to Lessor and held in trust by Lessor in an interest-bearing account (subject to the provisions of Section 14.5) and shall be made available for reconstruction or repair, as the case may be, of any damage to or destruction of such Leased Property, or any portion thereof, and shall be paid out by Lessor from time to time for the reasonable costs of such reconstruction or repair upon satisfaction of reasonable terms and conditions; provided, that loss of income insurance payable to Lessor or due Lessor under the terms of this Lease shall remain the sole property of Lessor. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of such Leased Property shall be retained by Lessor for its own account. If neither Lessor nor Lessee is required or elects to repair and restore, and the Lease is terminated, all such insurance proceeds shall be retained by Lessor. All salvage resulting from any risk covered by insurance shall belong to Lessor.

         14.2     RECONSTRUCTION IN THE EVENT OF DAMAGE OR DESTRUCTION

                  (1) Except as provided in Section 14.5, if during the Term any Leased Property is totally or partially damaged or destroyed (regardless of whether such damage or destruction is by a risk covered by the insurance described in Article XIII), Lessee shall restore the Facility to substantially the same condition as existed immediately before the damage or destruction and otherwise in accordance with the terms of the Lease. In connection with Lessee's restoration of the Facility, any insurance proceeds shall be paid out by Lessor from time to time for the reasonable costs of such restoration upon satisfaction of reasonable terms and conditions, and any excess proceeds remaining after such restoration shall be retained by Lessor.

                  (2) If the cost of the repair or restoration exceeds the amount of any proceeds received by Lessor from the insurance required under Article XIII, Lessee shall be obligated to contribute any excess amounts needed to restore the Facility prior to commencing work thereon.

         14.3 LESSEE'S PROPERTY. All insurance proceeds payable by reason of any loss of or damage to any of Lessee's Personal Property shall be paid to Lessee; provided, however, no such payments shall diminish or reduce the insurance payments otherwise payable to or for the benefit of Lessor hereunder.

         14.4 NON-ABATEMENT OF RENT. This Lease shall remain in full force and effect and, except to the extent Lessor is entitled to receive the proceeds of business interruption insurance with respect to lost Percentage Rent, Lessee's obligation to make rental payments and to pay all other charges required by this Lease with respect to such Individual Leased Property shall remain unabated during any period required for repair and restoration.

         14.5     DAMAGE NEAR END OF TERM. Notwithstanding any provisions of
Section 14.2 appearing to the contrary, if damage to or destruction of the Facility occurs during the last 6 months of the Term, then Lessee shall have the right to terminate this Lease as to such Individual Leased Property by giving written notice to Lessee within 30 days after the date of damage or destruction, whereupon all accrued Rent attributable to such Individual Leased Property shall be paid immediately.

         14.6 WAIVER. Lessee hereby waives any statutory rights of termination that may arise by reason of any damage or destruction of the Facility that Lessee is obligated to restore or may restore under any of the provisions of this Lease.


                                   ARTICLE XV

         15.1     DEFINITIONS.

                  (1) "Condemnation" means a Taking resulting from (1) the exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor, and (2) a voluntary sale or transfer by Lessor to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

                  (2) "Date of Taking" means the date the Condemnor has the right to possession of the property being condemned.

                  (3) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation.

                  (4) "Condemnor" means any public or quasi-public authority, or private corporation or individual, having the power of Condemnation.

         15.2 PARTIES' RIGHTS AND OBLIGATIONS. If during the Term there is any Condemnation of all or any part of the Leased Property or any interest in this Lease, the rights and obligations of Lessor and Lessee shall be determined by this Article XV.

         15.3 TOTAL TAKING. If title to the fee of the whole of any Individual Leased Property is condemned by any Condemnor, this Lease shall cease and terminate as to such Individual Leased Property as of the Date of Taking by the Condemnor. If title to the fee of less than the whole of the Individual Leased Property is so taken or condemned, which nevertheless renders such Individual Leased Property Unsuitable or Uneconomic for its Primary Intended Use, Lessee and Lessor shall each have the option, by notice to the other, at any time prior to the Date of Taking, to terminate this Lease as to such Individual Leased Property as of the Date of Taking. Upon such date, if such Notice has been given, this Lease shall thereupon cease and terminate as to such Individual Leased Property but it shall continue as to all other Leased Property subject hereto. All Base Rent, Percentage Rent and Additional Charges paid or payable by Lessee hereunder as to such Individual Leased Property shall be apportioned as of the Date of Taking, and Lessee shall promptly pay Lessor such amounts.

         15.4 ALLOCATION OF AWARD. The total Award made with respect to the Leased Property or for loss of rent, or for Lessor's loss of business beyond the Term of this Lease, shall be solely the property of and payable to Lessor. Any Award made for loss of business during the remaining Term of this Lease, if any, for the taking of Lessee's Personal Property, or for removal and relocation expenses of Lessee in any such proceedings shall be the sole property of and payable to Lessee. In no event will any Award payable to Lessee diminish the Award payable to Lessor. In any Condemnation proceedings Lessor and Lessee shall each seek its Award in conformity herewith, at its respective expense; provided, however, Lessee shall not initiate, prosecute or acquiesce in any proceedings that may result in a diminution of any Award payable to Lessor.

         15.5 PARTIAL TAKING. If title to less than the whole of an Individual Leased Property is condemned, and the Individual Leased Property is still suitable for its Primary Intended Use, and not Uneconomic for its Primary Intended Use, or if Lessee or Lessor is entitled but neither elects to terminate this Lease as to such Individual Leased Property as provided in Section 15.3 hereof, Lessee at its cost shall with all reasonable dispatch restore the untaken portion of any Leased Improvements so that such Leased Improvements constitute a complete architectural unit of the same general character and condition (as nearly as may be possible under the circumstances) as the Leased Improvements existing immediately prior to the Condemnation. Lessor shall contribute to the cost of restoration that part of its Award specifically allocated to such restoration, if any, together with severance and other damages awarded for the taken Leased Improvements; provided, however, that the amount of such contribution shall not exceed such cost.

         15.6 TEMPORARY TAKING. If the whole or any part of an Individual Leased Property or of Lessee's interest under this Lease attributable thereto is condemned by any Condemnor for its temporary use or occupancy, this Lease shall not terminate as to such Individual Leased Property by reason thereof, and Lessee shall continue to pay, in the manner and at the terms herein specified, the full amounts of Base Rent and Additional Charges attributable to such Individual Leased Property. In addition, Lessee shall pay Percentage Rent at a rate equal to the average Percentage Rent attributable to such Individual Leased Property during the last three preceding Fiscal Years (or if three Fiscal Years shall not have elapsed, the average during the preceding Fiscal Years). Except only to the extent that Lessee may be prevented from so doing pursuant to the terms of the order of the Condemnor, Lessee shall continue to perform and observe all of the other terms, covenants, conditions and obligations hereof on the part of the Lessee to be performed and observed, as though such Condemnation had not occurred. In the event of any Condemnation described in this Section 15.5, the entire amount of any Award made for such Condemnation allocable to the Term of this Lease, whether paid by way of damages, rent or otherwise, shall be paid to Lessee. Lessee covenants that upon the termination of any such period of temporary use or occupancy it will, at its sole cost and expense (subject to Lessor's contribution as set forth below), restore the Individual Leased Property as nearly as may be reasonably possible to the condition in which the same was immediately prior to such Condemnation, unless such period of temporary use or occupancy extends beyond the expiration of the Term, in which case Lessee shall not be required to make such restoration. If restoration is required hereunder, Lessor shall contribute to the cost of such restoration that portion of its entire Award that is specifically allocated to such restoration in the judgment or order of the court, if any, and Lessee shall fund the balance of such costs in advance of restoration in a manner reasonably satisfactory to Lessor.


                                   ARTICLE XVI

         16.1 EVENTS OF DEFAULT. If any one or more of the following events (individually, an "Event of Default") occurs:

                  (1) if Lessee fails to make any payment of Rent or other sum payable by Lessee to Lessor hereunder when the same becomes due and payable for a period of ten days after receipt by the Lessee of Notice from the Lessor thereof; or

                  (2) if Lessee fails to observe or perform any other term, covenant or condition of this Lease and such failure is not cured by Lessee within a period of 30 days after receipt by the Lessee of Notice thereof from Lessor, unless such failure cannot with due diligence be cured within a period of 30 days, in which case it shall not be deemed an Event of Default if Lessee proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof provided, however, in no event shall such cure period extend beyond 90 days after such Notice; or

                  (3) if Lessee shall file a petition under any Chapter of the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State, or there shall be filed against Lessee a petition in bankruptcy or insolvency or a similar proceeding, which petition or proceeding is not dismissed within sixty
         (60) days following the filing thereof, or if Lessee shall be adjudged insolvent in any proceedings filed against Lessee, or if a receiver of the Lessee or of the whole or substantially all of the assets of the Lessee shall be appointed in any proceeding brought by the Lessee or if any such receiver, trustee or liquidator shall be appointed in any proceeding brought against the Lessee and shall not be vacated or set aside or stayed within 60 days after such appointment; or

                  (4) if Lessee is liquidated or dissolved, or begins proceedings toward such liquidation or dissolution, or, in any manner, permits the sale or divestiture of substantially all of its assets; or

                  (5) if the estate or interest of Lessee in the Leased Property or any part thereof is voluntarily or involuntarily transferred, assigned, conveyed, levied upon or attached in any proceeding (unless Lessee is contesting such lien or attachment in good faith in accordance with Article XII hereof); or

                  (6) if, except as a result of damage, destruction or a partial or complete Condemnation, Lessee voluntarily ceases operations on any Leased Property for a period in excess of five days without the consent or Lessor;

then, and in any such event, Lessor may exercise one or more remedies available to it herein or at law or in equity, including but not limited to its right to terminate this Lease either in whole or in respect of any Individual Leased Property (without thereby affecting the remainder thereof) by giving Lessee not less than ten days' Notice of such termination.

                  If litigation is commenced with respect to any alleged default under this Lease, the prevailing party in such litigation shall receive, in addition to its damages incurred, such sum as the court shall determine as its reasonable attorneys' fees, and all costs and expenses incurred in connection therewith.

         16.2 SURRENDER. If an Event of Default occurs (and the event giving rise to such Event of Default has not been cured within the curative period relating thereto as set forth in Section 16.1) and is continuing, whether or not this Lease has been terminated pursuant to Section 16.1, Lessee shall, if requested by Lessor so to do, immediately surrender to Lessor the Leased Property or any Individual Leased Property specified by Lessor (without affecting this Lease in respect of the remainder thereof) including, without limitation, any and all books, records, files, licenses, permits and keys relating thereto, and quit the same and Lessor may enter upon and repossess the Leased Property or any Individual Leased Property specified by Lessor (without affecting this Lease in respect of the remainder thereof) by summary proceedings, ejectment or otherwise, and may remove Lessee and all other persons and any and all personal property from the Leased Property or any Individual Leased Property specified by Lessor (without affecting this Lease in respect of the remainder thereof), subject to rights of any hotel guests and to any requirement of law. Lessee hereby waives any and all requirements of applicable laws for service of notice to re-enter any of the Leased Property. Lessor shall be under no obligation to, but may if it so chooses, relet the Leased Property or otherwise mitigate Lessor's damages.

         16.3 DAMAGES. None of (a) the termination of this Lease (either in whole or in respect of any Individual Leased Property or Properties), (b) the repossession of the Leased Property (either in whole or in respect of any Individual Leased Property or Properties), (c) the failure of Lessor to relet all or any portion of the Leased Property, nor (d) the reletting of all or any portion thereof, shall relieve Lessee of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. In the event of any such termination, Lessee shall forthwith pay to Lessor all Rent due and payable with respect to the Leased Property to and including the date of such termination.

                  Lessee shall forthwith pay to Lessor, at Lessor's option, as and for liquidated and agreed current damages for Lessee's default, either:

                  (a) Without termination of Lessee's right to possession of the Leased Property, each installment of Rent and other sums payable by Lessee to Lessor under the Lease as the same becomes due and payable, which Rent and other sums shall bear interest at the Overdue Rate, and Lessor may enforce, by action or otherwise, any other term or covenant of this Lease; or

                  (b)      the sum of:

                           (1) the unpaid Rent which had been earned at the time of termination, repossession or reletting, and

                           (2) the worth (computed by discounting such amount at the discount rate of the Federal Reserve Bank of New York at the time of award plus 1%) at the time of termination, repossession or reletting of the amount by which the unpaid Rent for the balance of the Term after the time of termination, repossession or reletting, exceeds the amount of such rental loss that Lessee proves could be reasonably avoided, and

                           (3) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

Percentage Rent for the purposes of this Section 16.3 shall be a sum equal to the average of the annual amounts of the Percentage Rent for the three Fiscal Years immediately preceding the Fiscal Year in which the termination, re-entry or repossession takes place, or if three Fiscal Years shall not have elapsed, the average of the Percentage Rent during the preceding Fiscal Years during which the Lease was in effect.

         16.4 WAIVER. If this Lease is terminated pursuant to Section 16.1, Lessee waives, to the extent permitted by applicable law, (a) any right to a trial by jury in the event of summary proceedings to enforce the remedies set forth in this Article XVI, and (b) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt and Lessor waives any right to "pierce the corporate veil" of Lessee other than to the extent funds shall have been distributed to any stockholders of Lessee in a manner which does not comply with applicable state corporate law or are inappropriately paid to any Affiliate of Lessee following a default resulting in an Event of Default.

         16.5 APPLICATION OF FUNDS. Any payments received by Lessor under any of the provisions of this Lease during the existence or continuance of any Event of Default shall be applied to Lessee's obligations in the order that Lessor may determine or as may be prescribed by the laws of the State.


                                  ARTICLE XVII

         LESSOR'S RIGHT TO CURE LESSEE'S DEFAULT. If Lessee fails to make any payment or to perform any act required to be made or performed under this Lease and fails to cure the same within the relevant time periods provided in Section
16.1 (or sooner in the case of an emergency in the reasonable judgment of Lessor), Lessor, without waiving or releasing any obligation of Lessee, and without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon any Leased Property for such purpose and, subject to Section 16.4, take all such actions thereon as, in Lessor's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, in each case to the extent permitted by law) so incurred, together with a late charge thereon (to the extent permitted by law) at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessors, shall be paid by Lessee to Lessor on demand. The obligations of Lessee and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.

                                  ARTICLE XVIII

         18.1 PERSONAL PROPERTY LIMITATION. Anything contained in this Lease to the contrary notwithstanding, if the average of the adjusted tax bases of the items of personal property that are leased to the Lessee under this Lease at the beginning and at the end of any Fiscal Year (as projected at least one month prior to the end of such Fiscal Year) exceeds 15% of the average of the aggregate adjusted tax bases of the Leased Property at the beginning and at the end of such Fiscal Year, then a portion of such personal property will be sold by Lessor to Lessee at the Lessor's depreciated cost for such property before the end of the Fiscal Year and the amount payable by Lessee to Lessor hereunder shall be adjusted accordingly. This Section 18.1 is intended to ensure that the Rent qualifies as "rents from real property," within the meaning of Section 856(d) of the Code, or any similar or successor provisions thereto, and shall be interpreted in a manner consistent with such intent.

         18.2 SUBLEASE RENT LIMITATION. Anything contained in this Lease to the contrary notwithstanding, Lessee shall not sublet the Leased Property or any part thereof on any basis such that the rental to be paid by the sublessee thereunder would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto.

         18.3 SUBLEASE TENANT LIMITATION. Anything contained in this Lease to the contrary notwithstanding, Lessee shall not sublease the Leased Property or any part thereof to any person in which Jameson Inns, Inc. owns, directly or indirectly, a 10% or more interest, within the meaning of Section 856(d)(2)(B) of the Code, or any similar or successor provisions thereto. For purposes of this Section, the rules prescribed by Section 318(a) of the Internal Revenue Code of 1986, as amended (the "Code"), shall apply for determining the ownership of stock except that "10 percent" shall be substituted for "50 percent" in subparagraph (C) of Section 318(a)(2) and 318 (a)(3).

         18.4 LESSEE OWNERSHIP LIMITATION. Anything contained in this Lease to the contrary notwithstanding, neither Lessee nor an Affiliate of the Lessee shall acquire, directly or indirectly, a 10% or more interest in Jameson Inns, Inc., within the meaning of Section 856(d)(2)(B) of the Code, or any similar or successor provision thereto. For purposes of this Section, the rules prescribed by Section 318(a) of the Internal Revenue Code of 1986, as amended (the "Code"), shall apply for determining the ownership of stock except that "10 percent" shall be substituted for "50 percent" in subparagraph (C) of Section 318(a)(2) and 318 (a)(3).

                                   ARTICLE XIX

         HOLDING OVER. If Lessee for any reason remains in possession of any Leased Property after the expiration or earlier termination of the Term, such possession shall be as a tenant at sufferance during which time Lessee shall pay as rental each month two times the aggregate of (a) one-twelfth of the aggregate Base Rent and Percentage Rent attributable to such Leased Property payable with respect to the last Fiscal Year of the Term, (b) all Additional Charges accruing during the applicable month and (c) all other sums, if any, payable by Lessee under this Lease with respect to such Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration of earlier termination of this Lease.


                                   ARTICLE XX

         RISK OF LOSS. During the Term, the risk of loss or of decrease in the enjoyment and beneficial use of any Leased Property in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than those caused by Lessor and those claiming from, through or under Lessor) is assumed by Lessee, and, in the absence of gross negligence, willful misconduct or breach of this Lease by Lessor pursuant to Section 32.3, Lessor shall in no event be answerable or accountable therefor, nor shall any of the events mentioned in this Section entitle Lessee to any abatement of Rent except as specifically provided in this Lease.

                                   ARTICLE XXI

         INDEMNIFICATION. Notwithstanding the existence of any insurance provided for in Article XIII, and without regard to the policy limits of any such insurance provided for in Article XIII, but subject to Section 16.4, Lessee will protect, indemnify, hold harmless and defend Lessor from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), to the extent permitted by law, imposed upon or incurred by or asserted against Lessor as owner of the Leased Property by reason of: (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Leased Property or adjoining sidewalks, including without limitation any claims under liquor liability, "dram shop" or similar laws, (b) any past, present or future use, misuse, non- use, condition, management, maintenance or repair by Lessee of such Leased Property or Lessee's Personal Property or any litigation, proceeding or claim by governmental entities or other third parties to which Lessor is made a party or participant related to such use, misuse, non-use, condition, management, maintenance, or repair thereof by Lessee, including Lessee's failure to perform obligations (other than Condemnation proceedings), (c) any Impositions that are the obligations of Lessee pursuant to the applicable provisions of this Lease, (d) any failure on the part of Lessee to perform or comply with any of the terms of this Lease, and (e) the non-performance of any of the terms and provisions of any and all existing and future subleases of any Leased Property to be performed by the landlord thereunder. Any amounts that become payable by Lessee under this Section shall be paid within ten days after liability therefor on the part of Lessee is determined by litigation or otherwise, and if not timely paid, shall bear interest on the amount of such payment (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment. Lessee, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against Lessor or may compromise or otherwise dispose of the same as Lessee sees fit. Nothing herein shall be construed as indemnifying Lessor against its own grossly negligent acts or omissions or willful misconduct.

         Lessor shall indemnify, save harmless and defend Lessee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses imposed upon or incurred by or asserted against Lessee as a result of the gross negligence or willful misconduct of Lessor arising in connection with this Lease.

         Lessee's or Lessor's liability for a breach of the provisions of this Article shall survive any termination of this Lease.


                                  ARTICLE XXII

         22.1     SUBLETTING AND ASSIGNMENT. Subject to the provisions of
Article XVIII and Section 22.2 and any other express conditions or limitations set forth herein, Lessee may, but only with the prior written consent of Lessor (which consent shall not be unreasonably withheld unless there has been a change of control of the Lessee or such transaction results in a change of control in the assignee or sublessee, in which event such consent shall be at the sole and absolute discretion of the Lessor), (a) assign this Lease or sublet all or any part of the Leased Property to an Affiliate of

Lessee, or (b) sublet any retail or restaurant portion of the Leased Improvements in the normal course of the Primary Intended Use previously approved by Lessor under Section 7.2; provided that any subletting to any party other than an Affiliate of Lessee shall not individually as to any one such subletting, or in the aggregate, materially diminish the actual or potential Percentage Rent payable under this Lease. Any other assignment or transfer by Lessee shall be made only with the prior written consent of Lessor, which such consent shall be at the sole and absolute discretion of Lessor. Any transfer of the stock of Lessee which individually or in the aggregate results in a change of control shall be deemed a transfer for purposes of the prior sentence. In the case of a subletting, the sublessee shall comply with the provisions of Section 22.2, and in the case of an assignment, the assignee shall assume in writing and agree to keep and perform all of the terms of this Lease on the part of Lessee to be kept and performed and shall be, and become, jointly and severally liable with Lessee for the performance thereof. An original counterpart of each such sublease and assignment and assumption, duly executed by Lessee and such sublessee or assignee, as the case may be, in form and substance satisfactory to Lessor, shall be delivered promptly to Lessor. In case of either an assignment or subletting made during the Term, Lessee shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Lessee hereunder. As used herein, a change of control shall be deemed to have occurred when (i) any Person other than any existing stockholder becomes the beneficial owner of 50% or more of the outstanding common stock of the subject Person, (ii) the membership of the Board of the subject Person is changed as a result of a contested election for directors so that the nominees for directors in such election designated by the pre-election board of directors or any nominating or other committee fail to be elected or to constitute a majority of persons who are elected in such election, (iii) there is a merger, liquidation, dissolution, consolidation, reorganization or reverse stock split as a result of which there is a material change in the control of the subject Person, or (iv) there is a lease, sale, exchange, transfer or other disposition of all or substantially all of the assets of the subject Person as a result of which there is a material change in the control of the subject Person.

         22.2 ATTORNMENT. Lessee shall insert in each sublease permitted under Section 22.1 provisions to the effect that (a) such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder (b) if this Lease terminates before the expiration of such sublease, the sublessee thereunder will, at Lessor's option, attorn to Lessor and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder as a result of the termination of this Lease, and (c) if the sublessee receives a written Notice from Lessor or Lessor's assignees, if any, stating that an uncured Event of Default exists under this Lease, the sublessee shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such Notice, or as such party may direct. All rentals received from the sublessee by Lessor or Lessor's assignees, if any, as the case may be, shall be credited against the amounts owing by Lessee under this Lease.

                                  ARTICLE XXIII

         OFFICER'S CERTIFICATES; FINANCIAL STATEMENTS; LESSOR'S ESTOPPEL CERTIFICATES AND COVENANTS.

                  (1) At any time and from time to time upon not less than 20 days' notice by Lessor, Lessee will furnish to Lessor an Officer's Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications), the date to which the Rent has been paid, whether to the knowledge of Lessee any default or Event of Default exists hereunder by Lessor or Lessee, and such other information as may be reasonably requested by Lessor. Any such certificate furnished pursuant to this Section may be relied upon by Lessor, any lender and any prospective purchaser of the Leased Property or any part thereof.

                  (2)      Lessee will furnish the following statements to
         Lessor:

                           (i) with reasonable promptness, an Officer's Certificate certifying as to such information respecting the financial condition and affairs of Lessee including, if and to the extent otherwise obtained by Lessee, financial statements audited by an independent accounting firm, as Lessor may reasonably request from time to time; and

                           (ii) an Officer's Certificate certifying as to the most recent Consolidated Financials of Lessee within 45 days after each quarter of any Fiscal Year (or, in the case of the final quarter in any Fiscal Year, the most recent Consolidated Financials of Lessee within 90 days); and

                           (iii) on or about the 15th day of each month, a detailed profit and loss statement for the Leased Property for the preceding month, a balance sheet for the Leased Property as of the end of the preceding month, and a detailed accounting of revenues for the Leased Property for the preceding month, each in form acceptable to Lessor.

                  (3) At any time and from time to time upon not less than 20 days' notice by Lessee, Lessor will furnish to Lessee or to any person designated by Lessee an estoppel certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications), the date to which Rent has been paid, whether to the knowledge of Lessor there is any existing default or Event of Default on Lessee's part hereunder, and such other information as may be reasonably requested by Lessee.

                  (4) Lessee covenants that if at any time during the Term when Lessee's Consolidated Net Worth is less than an amount then equal to three months' Base Rent it will not, without the prior written consent of Lessor, (i) make any distributions of assets (including but not limited to dividend payments) to any of its stockholders (ii) pay any compensation to any of its executive officers or directors in excess of compensation which is, on a pro rata basis, greater than the compensation paid to Lessor's executive officers, or (iii) make any capital expenditures in excess of $25,000 other than those required or necessary to meet Lessee's obligations under this Lease.


                                  ARTICLE XXIV

         LESSOR'S RIGHT TO INSPECT. Lessee shall permit Lessor and its authorized representatives as frequently as reasonably requested by Lessor to inspect any of Leased Property and Lessee's accounts and records pertaining thereto and make copies thereof, during usual business hours upon reasonable advance notice, subject only to any business confidentiality requirements reasonably requested by Lessee.


                                   ARTICLE XXV

         NO WAIVER. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. To the extent permitted by law, no waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.


                                  ARTICLE XXVI

         REMEDIES CUMULATIVE. To the extent permitted by law, each legal, equitable or contractual right, power and remedy of Lessor or Lessee now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor or Lessee of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor or Lessee of any or all of such other rights, powers and remedies.


                                  ARTICLE XXVII

         ACCEPTANCE OF SURRENDER. No surrender to Lessor of this Lease or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

                                 ARTICLE XXVIII

         NO MERGER OF TITLE. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same person or entity may acquire, own or hold, directly or indirectly (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (b) the fee estate in the Leased Property.


                                  ARTICLE XXIX

         CONVEYANCE BY LESSOR. If Lessor or any successor owner of any Leased Property conveys such Leased Property in accordance with the terms hereof other than as security for a debt, and the grantee or transferee of such Leased Property expressly assumes all obligations of Lessor hereunder arising or accruing from and after the date of such conveyance or transfer, Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer as to such Leased Property and all such future liabilities and obligations shall thereupon be binding upon the new owner.


                                   ARTICLE XXX

         QUIET ENJOYMENT. So long as Lessee pays all Rent as the same becomes due and complies with all of the terms of this Lease and performs its obligations hereunder, in each case within the applicable grace periods, if any, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the term hereof, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to the terms and provisions of this Lease and all liens and encumbrances existing at the date of this Lease or hereafter consented to by Lessee or provided for herein.


                                  ARTICLE XXXI

         NOTICES. All notices, demands, requests, consents, approvals and other communications ("Notice" or "Notices") hereunder shall be in writing and served, either in person, by telefax or by a nationally recognized overnight delivery service, or mailed (by registered or certified mail, return receipt requested and postage prepaid), addressed to Lessor at its principal office, 8 Perimeter Center East, Suite 8050, Atlanta, GA 30346-1603, Telephone No. 770-901-9020, Telefax No. 770-901-9203, Attention: President, and addressed to Lessee at 8 Perimeter Center East, Suite 8050, Atlanta, GA 30346-1603, Telephone No. 770-901-9020, Telefax No. 770-901-9203, Attention: President, or to such other address or addresses as either party may hereafter designate. Personally delivered Notice shall be effective upon receipt. Notice given by mail shall be complete at the time of deposit in the U.S. Mail system, but any prescribed period of Notice and any right or duty to do any act or make any response within any prescribed period or on a date certain after the service of such Notice given by mail shall be extended five days.

                                  ARTICLE XXXII

         32.1 LESSOR MAY GRANT LIENS. Without the consent of Lessee, Lessor may, from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement ("Encumbrance") upon any Leased Property, or any portion thereof or interest therein, whether to secure any borrowing or other means of financing or refinancing. Lessor shall use its good faith efforts in negotiating with the proposed holder of any such Encumbrance to cause (but Lessor shall have no obligation to Lessee to so cause) the documentation relating thereto to (a) contain the right to prepay (whether or not subject to a prepayment penalty); and (b) contain the agreement by the holder of the Encumbrance that it will (1) give Lessee the same notice, if any, given to Lessor of any default or acceleration of any obligation underlying any such Encumbrance or any sale in foreclosure under such Encumbrance, (2) permit Lessee to cure any such default on Lessor's behalf within any applicable cure period, and (3) permit Lessee to appear by its representative and to bid at any sale in foreclosure made with respect to any such Encumbrance. For purposes of any assignment of rents or other pledge or grant of a security interest in the rents or income from one or more, but less than all Individual Leased Properties, the Percentage Rent attributable to any Individual Leased Property for this purpose shall mean the difference between (i) Percentage Rent for any period determined as provided in Section 3.1(2) hereof with respect to all Leased Properties and Rooms covered hereby, and (ii) Percentage Rent determined as provided in Section 3.1(2) hereof using all of the Leased Properties and the Rooms thereof except for the Individual Leased Properties and Rooms attributable thereto which are the subject of such assignment, pledge or grant. Upon the reasonable request of Lessor, Lessee shall subordinate this Lease to the lien of a new mortgage on any Individual Leased Property, on the condition that the proposed mortgagee executes a non-disturbance agreement recognizing this Lease and Lessee's rights hereunder, which non-disturbance agreement shall be in such form and substance as are reasonably acceptable to such mortgagee. Lessee agrees to attorn to and recognize the holder of any such Encumbrance or other purchaser at foreclosure as the successor landlord under this Lease with respect to any such Individual Leased Property so foreclosed.

         32.2 LESSEE'S RIGHT TO CURE. Subject to the provisions of Section 32.3, if Lessor breaches any covenant to be performed by it under this Lease, Lessee, after Notice to and demand upon Lessor, without waiving or releasing any obligation hereunder, and in addition to all other remedies available to Lessee, may (but shall be under no obligation at any time thereafter to) make such payment or perform such act for the account and at the expense of Lessor; provided Lessee is not in default hereunder. All sums so paid by Lessee and all costs and expenses (including, without limitation, reasonable attorneys' fees) so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessee, shall be paid by Lessor to Lessee on demand or, following entry of a final, nonappealable judgment against Lessor for such sums, may be offset by Lessee against the Base Rent payments next accruing or coming due. The rights of Lessee hereunder to cure and to secure payment from Lessor in accordance with this Section 32.2 shall survive the termination of this Lease with respect to the Leased Property. Notwithstanding anything to the contrary in this Section 32.2, Lessee shall have no recourse against any of the assets of the Lessor with respect to any liability or obligation Lessor may have hereunder except for its interest in the Individual Leased Property with respect to which Lessee may have taken action to cure a default by Lessor.

         32.3 BREACH BY LESSOR. It shall be a breach of this Lease if Lessor fails to observe or perform any material term, covenant or condition of this Lease on its part to be performed and such failure continues for a period of 30 days after Notice thereof from Lessee, unless such failure cannot with due diligence be cured within a period of 30 days, in which case such failure shall not be deemed to continue if Lessor, within such 30-day period, proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof. The time within which Lessor shall be obligated to cure any such failure also shall be subject to extension of time due to the occurrence of any Unavoidable Delay. Notwithstanding anything in this Section 32.3 or elsewhere in this Lease to the contrary, Lessor shall have no liability hereunder except with respect to, and Lessee shall have no recourse against any of the assets of Lessor except for its interest in the Leased Property.

                                 ARTICLE XXXIII

         33.1 MISCELLANEOUS. Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities of, Lessee or Lessor arising prior to any date of termination of this Lease shall survive such termination. If any term or provision of this Lease or any application thereof is invalid or unenforceable, the remainder of this Lease and any other application of such term or provisions shall not be affected thereby. If any late charges or any interest rate provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by a written instrument signed by Lessor and Lessee. All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Lease shall be governed by and construed in accordance with the laws of the State, but not including its conflicts of laws rules.

         33.2 TRANSFER OF LICENSES. Upon the expiration or earlier termination of the Term, Lessee shall use its best efforts to transfer to Lessor or Lessor's nominee, or to cooperate with Lessor or Lessor's nominee in connection with the processing by Lessor or Lessor's nominee of any applications for, all licenses, operating permits and other governmental authorizations and all contracts, including contracts with governmental or quasi-governmental entities, that may be necessary for the operation of the Facility; provided that the costs and expenses of any such transfer or the processing of any such application shall be paid by Lessor or Lessor's nominee. Lessee shall also cooperate with Lessor or Lessor's nominee in effecting a transfer or duplication and delivery of all relevant records, data, files and other information necessary or useful in the continued operation of the Leased Property.

         33.3 WAIVER OF PRESENTMENT, ETC. Lessee waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance and waives all notices of the existence, creation, or incurring of new or additional obligations, except as expressly granted herein.

                                  ARTICLE XXXIV

         MEMORANDUM OF LEASE. Lessor and Lessee shall promptly upon the request of either enter into a short form memorandum of this Lease with respect to any Individual Leased Property, in form suitable for recording under the laws of the State in which reference to this Lease, and all options contained herein, shall be made. Lessee shall pay all costs and expenses of recording such memorandum of this Lease.


                                  ARTICLE XXXV

         LESSOR'S OPTION TO PURCHASE ASSETS OF LESSEE. Effective on not less than 90 days' prior Notice given at any time within 180 days before the expiration of the Term, but not later than 90 days prior to such expiration, or upon such shorter Notice period as shall be appropriate if this Lease is terminated prior to its expiration date, Lessor (or its assignee or nominee) shall have the option to purchase all (but not less than all) of the assets of Lessee, tangible and intangible, relating to the Leased Property (other than this Lease), at the expiration or termination of this Lease for an amount (payable in cash on the expiration date of this Lease or otherwise setoff against obligations of Lessee hereunder) equal to the Fair Market Value thereof as appraised in conformity with Article XXXVI, except that the appraisers need not be members of the American Institute of Real Estate Appraisers, but rather shall be appraisers having at least ten years' experience in evaluating similar assets.


                                  ARTICLE XXXVI

         LESSOR'S OPTION TO TERMINATE LEASE. In the event Lessor enters into a bona fide contract to sell any Leased Property to a non-Affiliate of Lessor, Lessor may terminate the Lease with respect to such Leased Property by giving not less than 30 days' prior Notice to Lessee of Lessor's election to terminate this Lease effective upon the closing under such contract. Effective upon such closing, this Lease shall terminate as to such Leased Property and be of no further force and effect except as to any obligations of the parties existing as of such date that survive termination of this Lease; provided, however, that the termination of this Lease with respect to such Leased Property shall not affect the effectiveness of this Lease with respect to all of the other Leased Property. In the event that during any period of 12 consecutive months within the first five years of the Term, this Lease shall be terminated pursuant to this Article XXXVI as to Leased Properties representing an aggregate of 25% of the total Rooms of all Leased Property at the beginning of such period, Lessor shall, as compensation for the early termination of its leasehold estate under this Article XXXVI, within 90 days of such closing, either (a) pay to Lessee an amount equal to the Fair Market Value of Lessee's leasehold estate in such Leased Property so terminated hereunder as of the closing of the sale of the Leased Property or (b) offer to lease to Lessee one or more substitute hotel facilities pursuant to one or more leases that would create for the Lessee leasehold estates that have an aggregate Fair Market Value of no less than 85% of the Fair Market Value of the original leasehold estate, both such values as determined as of the closing of the sale of such Leased Property. In the event Lessor and Lessee are unable to agree upon the Fair Market Value of an original or replacement leasehold estate, Lessee shall provide to Lessor a Notice of the name of a person selected to act as appraiser on its behalf.

Within 10 days after Notice, Lessor shall by Notice to Lessee appoint a second person as appraiser on its behalf. The appraisers thus appointed, each of whom must be a member of the American Institute of Real Estate Appraisers (or any successor organization thereto) with at least five years' experience in the State appraising property similar to such Leased Property, shall, within 45 days after the date of the Notice appointing the first appraiser, proceed to appraise the leasehold estate in such Leased Property to determine the Fair Market Value thereof as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date); provided, however, that if only one appraiser shall have been so appointed, then the determination of such appraiser shall be final and binding upon the parties. If two appraisers are appointed and if the difference between the amounts so determined does not exceed 5% of the lesser of such amounts, then the Fair Market Value shall be an amount equal to 50% of the sum of the amounts so determined. If the difference between the amounts so determined exceeds 5% of the lesser of such amounts, then such two appraisers shall have 20 days to appoint a third appraiser. If no such appraiser shall have been appointed within such 20 days or within 90 days of the original request for a determination of Fair Market Value, whichever is earlier, either Lessor or Lessee may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers or by such court shall be instructed to determine the Fair Market Value within 45 days after appointment of such appraiser. The determination of the appraiser which differs most in the terms of dollar amount from the determinations of the other two appraisers shall be excluded, and 50% of the sum of the remaining two determinations shall be final and binding upon Lessor and Lessee as the Fair Market Value of the leasehold estate in such Leased Property. This provision for determining by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Lessor and Lessee shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other costs and expenses incurred in connection with each appraisal.


                                 ARTICLE XXXVII

         FURNITURE, FIXTURE AND EQUIPMENT RESERVE. Lessor covenants that it will, at its own cost and expense, refurbish and replace the furniture, fixtures and equipment that constitute Leased Property in connection with the Primary Intended Use as required.


                                 ARTICLE XXXVIII

         38.1 TRADEMARK. Lessee is the owner of the Trademark and agrees to use the Trademark in connection with the operation of the Facilities. Lessee further agrees that during the Term or any renewal thereof, Lessee will not use, or license any other party to use, the Trademark in connection with the operation or ownership of any hotel properties which (i) are not the subject of this Lease or any other Lease by and between the Lessee and the Lessor or (ii) are not owned by Lessor or in which Lessor has no material direct or indirect financial interest (any such use being referred to herein as an "Unrelated Use") if the Lessor shall object in writing within thirty (30) days after Notice from Lessee of its proposed Unrelated Use. Any such objection shall be given only with the vote of a majority of the members of the Board of Directors of Lessor who are not officers or employees of Lessor or Lessee or members of the immediate families of any officers or employees of the Lessor or Lessee.

         38.2 PROTECTION OF TRADEMARK. Lessee shall challenge all unauthorized uses or infringements of the Trademark, and Lessee shall prosecute any person or firm who unlawfully uses or attempts to use the Trademark in connection with the operation of hotel properties, or other facilities which may be competitive with the Leased Property or any portion thereof, or would otherwise materially affect the value or results of operations of the Leased Property or the prospects or goodwill of the Lessor. Lessee shall also seek to cancel registrations or applications for registration of trademarks that infringe or reasonably appear to infringe on the trademark. The costs and expenses (including reasonable attorneys fees) incurred by Lessee in connection with any such actions shall be reimbursed to it in full by Lessor provided that the Trademark is then being used by Lessee only in connection with the Leased Property.

         38.3 INDEMNIFICATION. Lessee agrees that it will indemnify Lessor and hold Lessor harmless from all fines, suits, proceedings, claims, demands, or actions of any kind or nature, from anyone whomsoever, arising or growing out of or otherwise connected with the use of the Trademark in connection with Lessee's operation of the Leased Property.

         38.4 OPTION TO PURCHASE OR LICENSE. At the expiration of the Term or upon the earlier termination of this Lease with respect to all of the Leased Property for any reason, Lessor shall have the option to either purchase the Trademark or obtain an assignable, paid-up royalty, license to use the Trademark at a price of $50,000. Such option shall be exercised by Lessor giving Notice to Lessee of Lessor's exercise of the option not less than 30 days prior to the end of the Term (or such shorter Notice period as may be practical under the circumstances if it is not practical to provide at least 30 days' Notice). In such event, Lessee shall prepare, execute and deliver to Lessor on or before the last day of the Term such documentation and instruments as shall be necessary or appropriate to convey all of Lessee's right, title and interest in the Trademark to Lessor or to license the use of the Trademark to Lessor, as the case may be. In addition, in the event that this Lease is terminated with respect to any Individual Leased Property which the Lessor thereafter desires to sell or lease to a third person, the Lessee will, upon the request of Lessor, enter into a non-exclusive license agreement with such purchaser if such purchaser agrees to enter into a license agreement mutually acceptable to Lessee, Lessor and such purchaser which provides for the imposition, maintenance and enforcement of physical and operational standards of quality which are consistent with those being maintained by the Lessee and which are reasonably necessary to protect the enforceability and value of the Trademark.

         IN WITNESS WHEREOF, the parties have executed this Lease under seal by their duly authorized officers as of the date first above written.

                                     "LESSOR"

                                     JAMESON INNS, INC.


                                     By:   /s/ Craig R. Kitchin
                                           -------------------------------------
Attest:                                    Craig R. Kitchin, President

/s/ Steven A. Curlee
----------------------------
     Secretary

                                     SIGNATURE PROPERTIES, LLC


                                     By:   /s/ Craig R. Kitchin
                                           -------------------------------------
Attest:                                    Craig R. Kitchin, President/Manager

/s/ Steven A. Curlee
----------------------------
     Secretary                       SIGNATURE PROPERTIES OF
                                     ILLINOIS, L.P.
                                     By: Kitchin Investments, Inc.,
                                         General Partner

                                     By:   /s/ Thomas W. Kitchin
                                           -------------------------------------
Attest:                                    Thomas W. Kitchin, President

/s/ Steven A. Curlee
----------------------------
     Secretary                       SIE CORPORATION


                                     By:   /s/ Craig R. Kitchin
                                           -------------------------------------
Attest:                                    Craig R. Kitchin, President

/s/ Steven A. Curlee
----------------------------
     Secretary                       SI SPRINGFIElD CORPORATION


                                     By:   /s/ Craig R. Kitchin
                                           -------------------------------------
Attest:                                    Craig R. Kitchin, President

/s/ Steven A. Curlee
----------------------------
     Secretary

                                     "LESSEE"

                                     Jameson Hospitality, LLC


                                     By:   /s/Thomas W. Kitchin
                                           -------------------------------------
Attest:                                    Thomas W. Kitchin, President/Manager

/s/ Steven A. Curlee
----------------------------
     Secretary



STATE OF GEORGIA    )
                    )  ss.
COUNTY OF DEKALB    )

         The foregoing instrument was acknowledged before me this 7th day of May, 1999, by Craig R. Kitchin, as President of Jameson Inns, Inc.


                                           /s/ Beatrice H. Kelly
                                           ------------------------
                                           Notary Public
My commission expires:                          [Notary Seal]

November 3, 2002
----------------




STATE OF GEORGIA    )
                    )  ss.
COUNTY OF DEKALB    )

         The foregoing instrument was acknowledged before me this 7th day of May, 1999, by Craig R. Kitchin, as Manager of Signature Properties, LLC.


                                           /s/ Beatrice H. Kelly
                                           ------------------------
                                           Notary Public
My commission expires:                          [Notary Seal]

November 3, 2002
----------------

STATE OF GEORGIA       )
                       )  ss.
COUNTY OF DEKALB       )

         The foregoing instrument was acknowledged before me this 7th day of May, 1999, by Thomas W. Kitchin, as President of Kitchin Investments, Inc., General Partner of Signature Properties of Illinois, L.P.




                                                /s/ Beatrice H. Kelly
                                             ----------------------------------
                                             Notary Public
My commission expires:                                 [Notary Seal]

November 3, 2002
-----------------------



STATE OF GEORGIA       )
                       )  ss.
COUNTY OF DEKALB       )

         The foregoing instrument was acknowledged before me this 7th day of May, 1999, by Craig R. Kitchin, as President of SIE Corporation.




                                                 /s/ Beatrice H. Kelly
                                             ----------------------------------
                                             Notary Public
My commission expires:                                  [Notary Seal]

November 3, 2002
-----------------------

STATE OF GEORGIA     )
                     )  ss.
COUNTY OF DEKALB     )

         The foregoing instrument was acknowledged before me this 7th day of May, 1999, by Craig R. Kitchin, as President of SI Springfield Corporation.




                                                   /s/ Beatrice H. Kelly
                                             ----------------------------------
                                             Notary Public
My commission expires:

November 3, 2002
------------------------                               [Notary Seal]




STATE OF GEORGIA     )
                     )  ss.
COUNTY OF DeKALB     )

         The foregoing instrument was acknowledged before me this 7th day of May, 1999, by Thomas W. Kitchin, as President and Manager of Jameson Hospitality, LLC.





                                                   /s/ Beatrice H. Kelly
                                             ----------------------------------
                                             Notary Public
My commission expires:

November 3, 2002
------------------------                               [Notary Seal]

                                    EXHIBIT B


                      SUPPLEMENT TO MASTER LEASE AGREEMENT


         THIS SUPPLEMENT is entered into as of the __ day of ____, 199__ by and between Lessor and Lessee (as defined in that certain Master Lease Agreement dated as of the 7th day of May, 1999, as heretofore amended and supplemented heretofore, referred to herein as the "Lease") for the purpose of adding to the Leased Property covered thereby the following described property:





(herein referred to as the "Added Leased Property"). All capitalized terms used herein shall, except as may be otherwise provided herein, have the meanings ascribed to them in the Lease.

         NOW, THEREFORE, Lessor, in consideration of the payment of rent by Lessee to Lessor, the covenants and agreements to be performed by Lessee, and upon the terms and conditions stated in the Lease, as supplemented hereby, does hereby rent and lease unto Lessee, and Lessee does hereby rent and lease from Lessor, the Added Leased Property. It is understood and agreed that by the execution and delivery of this Supplement, the Added Leased Property shall be included within the definition of Leased Property under and subject to the terms of the Lease, and all of the provisions of the Lease, including the various representations, warranties, covenants and conditions contained therein, shall apply to the Added Leased Property as fully and completely as if the Lease had been executed and delivered as of the date of this Supplement (without thereby extending the Term of the Lease) and the Added Leased Property were included among the Leased Property described therein.

         Except as supplemented hereby, the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Supplement to the Lease under seal by their duly authorized officers as of the date first above written.

                                             "LESSOR"

                                             JAMESON INNS, INC.


                                             By:
                                                -------------------------------
Attest:                                                           , President
                                                ------------------
--------------------------
     Secretary

                                             SIGNATURE PROPERTIES, LLC


                                             By:
                                                -------------------------------
Attest:                                                           , Manager
                                                ------------------

--------------------------
     Secretary                               SIGNATURE PROPERTIES OF
                                             ILLINOIS, L.P.

                                             By:
                                               --------------------------------
Attest:                                        General Partner


--------------------------
     Secretary                               SIE CORPORATION


                                             By:
                                                -------------------------------
Attest:                                                           , President
                                                ------------------

--------------------------
     Secretary                               SI SPRINGFIElD CORPORATION

                                             By:
                                                -------------------------------
Attest:                                                           , President
                                                ------------------

--------------------------
     Secretary

                                             "LESSEE"

                                             JAMESON HOSPITALITY, LLC


                                             By:
                                                -------------------------------
Attest:                                                           , Manager
                                                ------------------


--------------------------
     Secretary

                                    EXHIBIT C


                      SUPPLEMENT TO MASTER LEASE AGREEMENT


         THIS SUPPLEMENT is entered into as of the __ day of ____, 199__ by and between Lessor and Lessee (as defined in that certain Master Lease Agreement dated as of the 7th day of May, 1999, as heretofore amended and supplemented heretofore, referred to herein as the "Lease") for the purpose of terminating the Lease as to the following Individual Leased Property only:





(herein referred to as the "Released Leased Property"). All capitalized terms used herein shall, except as may be otherwise provided herein, have the meanings ascribed to them in the Lease.

         NOW, THEREFORE, Lessee, in consideration of the payment of Ten Dollars ($10.00) and other good and valuable consideration, and as pursuant to the terms of the Lease, does hereby release, waive, terminate, quit claim, grant, sell and convey unto Lessor all of Lessee's right title and interest in and to the Released Leased Property under the terms of the Lease or otherwise. It is understood and agreed that by the execution and delivery of this Supplement, the Released Leased Property shall be eliminated from the definition of Leased Property under and subject to the terms of the Lease and the Lease shall be terminated as to the Released Property. The release of the Released Leased Property from the Lease shall not affect the rights, duties and obligations of the parties hereto under the terms of the Lease with respect to all of the Leased Property remaining subject thereto which shall be all of the Leased Property described therein other than the Released Leased Property.

         Except as supplemented hereby, the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Supplement to the Lease under seal by their duly authorized officers as of the date first above written.

                                              "LESSOR"

                                              JAMESON INNS, INC.


                                              By:
                                                 ------------------------------
Attest:                                                             , President
                                                 -------------------
--------------------------
     Secretary

                                           SIGNATURE PROPERTIES, LLC


                                           By:
                                              ---------------------------------
Attest:                                                            , Manager
                                               --------------------
--------------------------
     Secretary                             SIGNATURE PROPERTIES OF
                                           ILLINOIS, L.P.

                                           By:
                                              ---------------------------------
Attest:                                       General Partner

--------------------------
     Secretary                             SIE CORPORATION


                                           By:
                                              ---------------------------------
Attest:                                                            , President
                                                 ------------------

--------------------------
     Secretary                             SI SPRINGFIELD CORPORATION


                                           By:
                                              ---------------------------------
Attest:                                                            , President
                                                 ------------------

--------------------------
     Secretary
                                           "LESSEE"

                                           Jameson Hospitality, LLC



                                           By:
                                              ---------------------------------
Attest:                                                             , Manager
                                               --------------------

----------------------------
     Secretary